                                                                    Exhibit 25.1

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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                                   ----------

   [ ] CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT
                              TO SECTION 305(b) (2)

                WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION
               (Exact name of trustee as specified in its charter)

A U.S. NATIONAL BANKING ASSOCIATION               41-1592157
(Jurisdiction of incorporation or                 (I.R.S. Employer
organization if not a U.S. national               Identification No.)
bank)

SIXTH STREET AND MARQUETTE AVENUE
Minneapolis, Minnesota                            55479
(Address of principal executive offices)          (Zip code)

                       Stanley S. Stroup, General Counsel
                WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION
                        Sixth Street and Marquette Avenue
                          Minneapolis, Minnesota 55479
                                 (612) 667-1234
            (Name, address and telephone number of agent for service)

                                   ----------

                               DELUXE CORPORATION
               (Exact name of obligor as specified in its charter)

MINNESOTA                                         41-0216800
(State or other jurisdiction of                   (I.R.S. Employer
incorporation or organization)                    Identification No.)

3680 Victoria Street North, Shoreview, MN         55126-2966
(Address of principal executive offices)          (Zip code)

                          -----------------------------
                          $500 MILLION DEBT SECURITIES
                       (Title of the indenture securities)

================================================================================

Item 1. General Information. Furnish the following information as to the trustee:

                (a) Name and address of each examining or supervising authority to which it is subject.

                        Comptroller of the Currency
                        Treasury Department
                        Washington, D.C.

                        Federal Deposit Insurance Corporation
                        Washington, D.C.

                        The Board of Governors of the Federal Reserve System Washington, D.C.

                (b) Whether it is authorized to exercise corporate trust powers.

                        The trustee is authorized to exercise corporate trust powers.

Item 2. Affiliations with Obligor. If the obligor is an affiliate of the trustee, describe each such affiliation.

                None with respect to the trustee.

No responses are included for Items 3-14 of this Form T-1 because the obligor is not in default as provided under Item 13.

Item 15.  Foreign Trustee.      Not applicable.

Item 16.  List of Exhibits.     List below all exhibits filed as a part of this
                                Statement of Eligibility. Wells Fargo Bank incorporates by reference into this Form T-1 the exhibits attached hereto.

         Exhibit 1.     a.      A copy of the Articles of Association of the
                                trustee now in effect.**

         Exhibit 2.     a.      A copy of the certificate of authority of the
                                trustee to commence business issued June 28, 1872, by the Comptroller of the Currency to The
                                Northwestern National Bank of Minneapolis.*

                        b. A copy of the certificate of the Comptroller of the Currency dated January 2, 1934, approving the consolidation of The Northwestern National Bank of Minneapolis and The Minnesota Loan and Trust Company of Minneapolis, with the surviving entity being titled Northwestern National Bank and Trust Company of Minneapolis.*

                        c. A copy of the certificate of the Acting Comptroller of the Currency dated January 12, 1943, as to change of corporate title of Northwestern National Bank and Trust Company of Minneapolis to Northwestern National Bank of Minneapolis.*

                        d. A copy of the letter dated May 12, 1983 from the Regional Counsel, Comptroller of the Currency, acknowledging receipt of notice of name change effective May 1, 1983 from Northwestern National Bank of Minneapolis to Norwest Bank Minneapolis, National Association.*

                        e. A copy of the letter dated January 4, 1988 from the Administrator of National Banks for the Comptroller of the Currency certifying approval of consolidation and merger effective January 1, 1988 of Norwest Bank Minneapolis, National Association with various other banks under the title of "Norwest Bank Minnesota, National Association."*

                        f. A copy of the letter dated July 10, 2000 from the Administrator of National Banks for the Comptroller of the Currency certifying approval of consolidation effective July 8, 2000 of Norwest Bank Minnesota, National Association with various other banks under the title of "Wells Fargo Bank Minnesota, National Association."***

         Exhibit 3. A copy of the authorization of the trustee to exercise corporate trust powers issued January 2, 1934, by the Federal Reserve Board.*

         Exhibit 4.     Copy of By-laws of the trustee as now in effect.**

         Exhibit 5.     Not applicable.

         Exhibit 6. The consent of the trustee required by Section 321(b) of the Act.

         Exhibit 7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority is attached hereto.

         Exhibit 8.     Not applicable.

         Exhibit 9.     Not applicable.

         * Incorporated by reference to exhibit number 25 filed with registration statement number 33-66026.

         ** Incorporated by reference to the exhibit of the same number to the trustee's Form T-1 filed as exhibit 99.T3G to the Form T-3 dated July 13, 2000 of GB Property Funding Corp. file number 022-22473.

         *** Incorporated by reference to exhibit number 2f to the trustee's Form T-1 filed as exhibit 25.1 to the Current Report Form 8-K dated September 8, 2000 of NRG Energy Inc. file number 001-15891.

                                    SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Wells Fargo Bank Minnesota, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Minneapolis and State of Minnesota on the 29th day of April, 2003.


                              WELLS FARGO BANK MINNESOTA,
                              NATIONAL ASSOCIATION

                              /s/ Michael G. Slade
                              ---------------------------
                              Michael G. Slade
                              Corporate Trust Officer

                                    EXHIBIT 6

April 29, 2003

Securities and Exchange Commission
Washington, D.C.  20549

Gentlemen:

In accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, the undersigned hereby consents that reports of examination of the undersigned made by Federal, State, Territorial, or District authorities authorized to make such examination may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

                              Very truly yours,

                              WELLS FARGO BANK MINNESOTA,
                              NATIONAL ASSOCIATION

                              /s/ Michael G. Slade
                              ------------------------------------
                              Michael G. Slade
                              Corporate Trust Officer

                                    Exhibit 7

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Wells Fargo Bank Minnesota, National Association      FFIEC 031
SIXTH STREET AND MARQUETTE AVENUE                     Consolidated Report of
MINNEAPOLIS, MN 55479                                 Condition for December
FDIC Certificate Number: 5208                         31, 2002
================================================================================
Web Address as of: 2/21/2003 http://www.wellsfargo.com
The web address is as provided by the institution.
Please contact the institution directly with any questions regarding the data or the web address.
================================================================================

Information Page | Search
================================================================================

CONSOLIDATED REPORT OF INCOME
FOR THE PERIOD JANUARY 1, 2002- DECEMBER 31, 2002

ALL REPORT OF INCOME SCHEDULES ARE TO BE REPORTED ON A CALENDAR YEAR-TO-DATE BASIS IN THOUSANDS OF DOLLARS.

SCHEDULE RI - INCOME STATEMENT

                                                                 Dollar Amounts in Thousands
  1.Interest income:
     a.Interest and fee income on loans:
        (1)In domestic offices:
           (a)                                                                                     RIAD
              Loans secured by real estate                                                         4011    1,564,186
           (b)                                                                                     RIAD
              Loans to finance agricultural production and other loans to farmers                  4042       14,959
           (c)                                                                                     RIAD
              Commercial and industrial loans                                                      4012      357,414
           (d)Loans to individuals for household, family, and other personal expenditures:
                                                                                                   RIAD
              (1) Credit cards                                                                     B485       47,913
              (2) Other (includes single payment, installment, all student loans, and              RIAD
               revolving RIAD credit plans other than credit cards)                                B486       81,860
           (e)                                                                                     RIAD
              Loans to foreign governments and official institutions.                              4056            0
           (f)                                                                                     RIAD
              All other loans in domestic offices                                                  B487      176,110
        (2)                                                                                        RIAD
           In foreign offices, Edge and Agreement subsidiaries, and IBFs                           4059           89
        (3)                                                                                        RIAD
           Total interest and fee income on loans (sum of items 1.a.(1).(a) through 1.a.(2))       4010    2,242,531
     b.                                                                                            RIAD
       Income from lease financing receivables                                                     4065      166,946
     c.                                                                                            RIAD
       Interest income on balances due from depository institutions/1/                             4115          799
     d.Interest and dividend income on securities:
        (1)U.S. Treasury securities and U.S. Government agency obligations (excluding              RIAD
           mortgage-backed securities)                                                             B488       17,297
        (2)                                                                                        RIAD
           Mortgage-backed securities                                                              B489       77,097
        (3)All other securities (includes securities issued by states and political                RIAD
           subdivisions in the U.S.)                                                               4060       35,136

     e.                                                                                            RIAD
       Interest income from trading assets                                                         4069          249
     f.
       Interest income on federal funds sold and securities purchased under                        RIAD
       agreements to resell                                                                        4020      225,939
     g.                                                                                            RIAD
       Other interest income                                                                       4518       14,556
     h.                                                                                            RIAD
       Total interest income (sum of items 1.a.(3) through 1.g)                                    4107    2,780,550
  2.Interest expense:
     a.Interest on deposits:
        (1)Interest on deposits in domestic offices:
           (a)Transaction accounts (NOW accounts, ATS accounts, and telephone and preauthorized    RIAD
              transfer accounts)                                                                   4508        3,011
           (b)Nontransaction accounts:
                                                                                                   RIAD
              (1) Savings deposits (includes MMDAs)                                                0093       85,530
                                                                                                   RIAD
              (2) Time deposits of $100,000 or more                                                A517        8,921
                                                                                                   RIAD
              (3) Time deposits of less than $100,000                                              A518       69,647
        (2)                                                                                        RIAD
           Interest on deposits in foreign offices, Edge and Agreement subsidiaries, and IBFs      4172      200,546
     b.                                                                                            RIAD
       Expense of federal funds purchased and securities sold under agreements to repurchase       4180       93,934
     c.                                                                                            RIAD
       Interest on trading liabilities and other borrowed money                                    4185      167,593
     d.                                                                                            RIAD
       Interest on subordinated notes and debentures                                               4200            1
     e.                                                                                            RIAD
       Total interest expense (sum of items 2.a through 2.d)                                       4073      629,183
  3.                                                                                               RIAD
    Net interest income (item 1.h minus 2.e)                                                       4074    2,151,367
  4.                                                                                               RIAD
    Provision for loan and lease losses                                                            4230       94,753
  5.Noninterest income:
     a.                                                                                            RIAD
       Income from fiduciary activities/3/                                                         4070      242,679
     b.                                                                                            RIAD
       Service charges on deposit accounts in domestic offices                                     4080      174,964
     c.                                                                                            RAID
       Trading revenue4                                                                            A220       -1,072
     d.                                                                                            RIAD
       Investment banking, advisory, brokerage, and underwriting fees and commissions              B490      123,924
     e.                                                                                            RIAD
       Venture capital revenue                                                                     B491            0
     f.                                                                                            RIAD
       Net servicing fees                                                                          B492            0
     g.                                                                                            RIAD
       Net securitization income                                                                   B493            0
     h.                                                                                            RIAD
       Insurance commissions and fees                                                              B494       90,713
     i.                                                                                            RIAD
       Net gains (losses) on sales of loans and leases                                             5416          862
     j.                                                                                            RIAD
       Net gains (losses) on sales of other real estate owned                                      5415          743
     k.                                                                                            RIAD
       Net gains (losses) on sales of other assets (excluding securities)                          B496     -232,200
     l.                                                                                            RAID
       Other noninterest income2                                                                   B497      464,899
     m.                                                                                            RIAD
       Total noninterest income (sum of items 5.a through 5.l)                                     4079      865,512

  6.
     a.                                                                                            RIAD
       Realized gains (losses) on held-to-maturity securities                                      3521            0
     b.                                                                                            RIAD
       Realized gains (losses) on available-for-sale securities                                    3196       13,940
  7.Noninterest expense:
     a.                                                                                            RIAD
       Salaries and employee benefits                                                              4135      575,180
     b.Expenses of premises and fixed assets (net of rental income) (excluding salaries and        RIAD
       employee benefits and mortgage interest)                                                    4217      132,681
     c.                                                                                            RIAD
       (1) Goodwill impairment losses                                                              C216            0
                                                                                                   RIAD
       (2) Amortization expense and impairment losses for other intangible assets                  C232        1,566
     d.                                                                                            RIAD
       Other noninterest expense/2/                                                                4092      757,259
     e.                                                                                            RIAD
       Total noninterest expense (sum of items 7.a through 7.d)                                    4093    1,466,686
  8.Income (loss) before income taxes and extraordinary items and other adjustments (item 3        RIAD
    plus or minus items 4, 5.m, 6.a, 6.b, and 7.e)                                                 4301    1,469,380
  9.                                                                                               RIAD
    Applicable income taxes (on item 8)                                                            4302      525,875
 10.                                                                                               RIAD
    Income (loss) before extraordinary items and other adjustments (item 8 minus item 9)           4300      943,505
 11.                                                                                               RIAD
    Extraordinary items and other adjustments, net of income taxes/2/                              4320            0
 12.                                                                                               RIAD
    Net income (loss) (sum of items 10 and 11)                                                     4340      943,505

Memoranda                                                                                         Year-to-date
                                                                Dollar Amounts in Thousands
  1.Interest expense incurred to carry tax-exempt securities, loans, and leases acquired after     RIAD
    August 7, 1986, that is not deductible for federal income tax purposes                         4513          287
  2.Income from the sale and servicing of mutual funds and annuities in domestic offices           RIAD
    (included in Schedule RI, item 8)                                                              8431      100,434
  3.Income on tax-exempt loans and leases to states and political subdivisions in the U.S.         RIAD
    (included in Schedule RI, items 1.a and 1.b)                                                   4313        2,469
  4.Income on tax-exempt securities issued by states and political subdivisions in the U.S.        RIAD
    (included in Schedule RI, item 1.d.(3))                                                        4507       16,350
  5.Number of full-time equivalent employees at end of current period (round to nearest whole      RIAD       Number
    number)                                                                                        4150        7,514
  6.Not applicable
  7.If the reporting bank has restated its balance sheet as a result of applying                             CC/YY/M
    push down accounting this calendar year, report the date of the bank's                         RIAD         M/DD
    acquisition/5/                                                                                 9106            0
  8.Trading revenue (from cash instruments and derivative instruments) (sum of
    Memorandum items 8.a through 8.d, must equal Schedule RI, item 5.c) (To be completed by banks that reported average trading assets (Schedule RC-K, item
    7) of $2 million or more for any quarter of the preceding calendar year.):
     a.                                                                                            RIAD
       Interest rate exposures                                                                     8757       -1,072
     b.                                                                                            RIAD
       Foreign exchange exposures                                                                  8758            0
     c.                                                                                            RIAD
       Equity security and index exposures                                                         8759            0
     d.                                                                                            RIAD
       Commodity and other exposures                                                               8760            0

  9.Impact on income of derivatives held for purposes other than trading:
     a.                                                                                            RIAD
       Net increase (decrease) to interest income                                                  8761            0
     b.                                                                                            RIAD
       Net (increase) decrease to interest expense                                                 8762        2,878
     c.                                                                                            RIAD
       Other (noninterest) allocations                                                             8763            0
 10.                                                                                               RIAD
    Credit losses on derivatives (see instructions)                                                A251            0
 11.Does the reporting bank have a Subchapter S election in effect for federal income tax          RIAD       Yes/No
    purposes for the current tax year?                                                             A530           No

----------
/1/Includes interest income on time certificates of deposit not held for trading.
/2/Describe on Schedule RI-E--Explanations.
/3/For banks required to complete Schedule RC-T, items 12 through 19, income from fiduciary activities reported in Schedule RI, item 5.a, must equal the amount reported in Schedule RC-T, item 19.
/4/For banks required to complete Schedule RI, Memorandum item 8, trading revenue report in Schedule RI, item 5.c, must equal the sum of Memorandum item 8.a through 8.d).
/5/For example, a bank acquired on June 1, 2001, would report 20010601.

SCHEDULE RI-A--CHANGES IN EQUITY CAPITAL
Indicate decreases and losses in parentheses.

                                                                   Dollar Amounts in Thousands
  1.Total equity capital most recently reported for the December 31, 2001, Reports of Condition    RIAD
    and Income (i.e., after adjustments from amended Reports of Income)                            3217    3,191,226
  2.Restatements due to corrections of material accounting errors and changes in accounting        RIAD
    principles*                                                                                    B507            0
  3.                                                                                               RIAD
    Balance end of previous calendar year as restated (sum of items 1 and 2)                       B508    3,191,226
  4.                                                                                               RIAD
    Net income (loss) (must equal Schedule RI, item 12)                                            4340      943,505
  5.Sale, conversion, acquisition, or retirement of capital stock, net (excluding treasury         RIAD
    stock transactions)                                                                            B509            0
  6.                                                                                               RIAD
    Treasury stock transactions, net                                                               B510            0
  7.                                                                                               RIAD
    Changes incident to business combinations, net                                                 4356      420,978
  8.                                                                                               RIAD
    LESS: Cash dividends declared on preferred stock                                               4470            0
  9.                                                                                               RIAD
    LESS: Cash dividends declared on common stock                                                  4460      500,000
 10.                                                                                               RIAD
    Other comprehensive income/1/                                                                  B511       23,984
 11.                                                                                               RIAD
    Other transactions with parent holding company/1/ (not included in items 5, 6, 8, or 9 above)  4415            0
 12.Total equity capital end of current period (sum of items 3 through 11) (must equal Schedule    RIAD
    RC, item 28)                                                                                   3210    4,079,693

----------
 *Describe on Schedule RI-E--Explanations.
/1/Includes changes in net unrealized holding gains (losses) on available-for-sale securities, changes in accumulated net gains (losses) on cash flow hedges, foreign currency translation adjustments, and changes in minimum pension liability adjustments.

Schedule RI-B--Charge-offs and Recoveries on Loans and Leases and Changes in Allowance for Loan and Lease Losses

PART I. CHARGE-OFFS AND RECOVERIES ON LOANS AND LEASES

PART I EXCLUDES CHARGE-OFFS AND RECOVERIES THROUGH THE ALLOCATED TRANSFER RISK RESERVE.

                                                                                  (COLUMN A)        (COLUMN B)
                                                                                 CHARGE-OFFS1       RECOVERIES
                                                   Dollar Amounts in ThousandsCalendar-year-to-date
  1.Loans secured by real estate:
     a.Construction, land development, and other land loans in domestic            RIAD                 RIAD
       offices                                                                     3582           150   3583          24
     b.                                                                            RIAD                 RIAD
       Secured by farmland in domestic offices                                     3584           105   3585         281
     c.Secured by 1-4 family residential properties in domestic offices:
        (1)Revolving, open-end loans secured by 1-4 family residential             RIAD                 RIAD
           properties and extended under lines of credit                           5411           622   5412         302
        (2)Closed-end loans secured by 1-4 family residential properties
           (a)                                                                     RIAD                 RIAD
              Secured by first liens                                               C234         1,908   C217         253
           (b)                                                                     RIAD                 RIAD
              Secured by junior liens                                              C235           167   C218         506
     d.Secured by multifamily (5 or more) residential properties in domestic       RIAD                 RIAD
       offices                                                                     3588             0   3589           0
     e.Secured by nonfarm nonresidential properties in domestic offices            RIAD                 RIAD
                                                                                   3590         4,956   3591         271
     f.                                                                            RIAD                 RIAD
       In foreign offices                                                          B512             0   B513           0
  2.Loans to depository institutions and acceptances of other banks:
     a.                                                                            RIAD                 RIAD
       To U.S. banks and other U.S. depository institutions                        4653             0   4663           0
     b.                                                                            RIAD                 RIAD
       To foreign banks                                                            4654             0   4664           0
  3.                                                                               RIAD                 RIAD
    Loans to finance agricultural production and other loans to farmers            4655           548   4665         739
  4.Commercial and industrial loans:
     a.                                                                            RIAD                 RIAD
       To U.S. addressees (domicile)                                               4645        66,890   4617      12,553
     b.                                                                            RIAD                 RIAD
       To non-U.S. addressees (domicile)                                           4646             0   4618           0
  5.Loans to individuals for household, family, and other personal expenditures:
     a.                                                                            RIAD                 RIAD
       Credit cards                                                                B514        19,536   B515       1,108
     b.Other (includes single payment, installment, all student loans, and         RIAD                 RIAD
       revolving credit plans other than credit cards)                             B516        17,806   B517       7,827
  6.                                                                               RIAD                 RIAD
    Loans to foreign governments and official institutions                         4643             0   4627           0
  7.                                                                               RIAD                 RIAD
    All other loans                                                                4644           283   4628          38
  8.Lease financing receivables:
     a.                                                                            RIAD                 RIAD
       To U.S. addressees (domicile)                                               4658         2,275   4668         250

     b.                                                                            RIAD                 RIAD
       To non-U.S. addressees (domicile)                                           4659             0   4669           0
  9.                                                                               RIAD                 RIAD
    Total (sum of items 1 through 8)                                               4635       115,246   4605      24,152

                                                                                  (COLUMN A)        (COLUMN B)
Memoranda                                                                        CHARGE-OFFS/1/     RECOVERIES
                                                    Dollar Amounts in Thousands Calendar-year-to-date
  1.Loans to finance commercial real estate, construction, and land
    development activities (not secured by real estate) included in Schedule       RIAD                 5410
    RI-B, part I, items 4 and 7, above                                             5409             0   RIAD           0
  2.Loans secured by real estate to non-U.S. addressees (domicile) (included       RIAD                 RIAD
    in Schedule RI-B, part I, item 1, above)                                       4652             0   4662           0

----------
/1/Include write-downs arising from transfers of loans to a held-for-sale account.

PART II. CHANGES IN ALLOWANCE FOR LOAN AND LEASE LOSSES

                                                                          Dollar Amounts in Thousands
  1.Balancemost recently reported for the December 31, 2001, Reports of Condition and Income            RIAD
    (i.e., after adjustments from amended Reports of Income)                                            B522     281,751
  2.                                                                                                    RIAD
    Recoveries (must equal part I, item 9, column B above)                                              4605      24,152
  3.LESS: Charge-offs (must equal part I, item 9, column A above less Schedule RI-B, part II,           RIAD
    item 4 )                                                                                            C079     115,246
  4.                                                                                                    RIAD
    LESS: Write-downs arising from transfers of loans to a held-for-sale account                        5523           0
  5.                                                                                                    RIAD
    Provision for loan and lease losses (must equal Schedule RI, item 4)                                4230      94,753
  6.
    IAD Adjustments* (see instructions for this schedule)                                               C233      -1,147
  7.Balance end of current period (sum of items 1, 2, 5, and 6, less items 3 and 4) (must equal         RIAD
    Schedule RC, item 4.c)                                                                              3123     284,263

----------
 *Describe on Schedule RI-E---Explanations.

Schedule RI-D--Income from International Operations

For all banks with foreign Offices, Edge or Agreement subsidiaries, or IBFs where international operations account for more than 10 percent of total revenues, total assets, or net income.

                                                                     Dollar Amounts in Thousands
  1.Interest income and expense attributable to international operations:
     a.                                                                                                 RIAD
       Gross interest income                                                                            B523           0

     b.                                                                                                 RIAD
       IAD Gross interest expense                                                                       B524           0
  2.                                                                                                    RIAD
    Net interest income attributable to international operations (item 1.a minus 1.b.)                  B525           0
  3.Noninterest income and expense attributable to international operations:
     a.                                                                                                 RIAD
       Noninterest income attributable to international operations                                      4097           0
     b.                                                                                                 RIAD
       Provision for loan and lease losses attributable to international operations                     4235           0
     c.                                                                                                 RIAD
       Other noninterest expense attributable to international operations                               4239           0
     d.Net noninterest income (expense) attributable to international operations (item 3.a              RIAD
       minus 3.b and 3.c)                                                                               4843           0
  4.Estimated pretax income attributable to international operations before capital allocation          RIAD
    adjustment (sum of items 2 and 3.d)                                                                 4844           0
  5.Adjustment to pretax income for internal allocations to international operations to reflect         RIAD
    the effects of equity capital on overall bank funding costs                                         4845           0
  6.Estimated pretax income attributable to international operations after capital allocation           RIAD
    adjustment (sum of items 4 and 5)                                                                   4846           0
  7.                                                                                                    RIAD
    Income taxes attributable to income from international operations as estimated in item 6            4797           0
  8.                                                                                                    RIAD
    Estimated net income attributable to international operations (item 6 minus 7)                      4341           0

Schedule RI-E--Explanations

Schedule RI-E is to be completed each quarter on a calendar year-to-date basis.

Detail all adjustments in Schedule RI-A and RI-B, all extraordinary items and other adjustments in Schedule RI, and all significant items of other noninterest income and other noninterest expense in Schedule RI. (See instructions for details.)

                                                      Dollar Amounts in Thousands Year-to-date
  1.Other noninterest income (from Schedule RI, item 5.l)
    Itemize and describe amounts that exceed 1% of the sum of Schedule RI, items 1.h and 5.m:
     a.                                                                                                 RIAD
       Income and fees from the printing and sale of checks                                             C013           0
     b.                                                                                                 RIAD
       Earnings on/increase in value of cash surrender value of life insurance                          C014           0
     c.                                                                                                 RIAD
       Income and fees from automated teller machines (ATMs)                                            C016           0
     d.                                                                                                 RIAD
       Rent and other income from other real estate owned                                               4042           0
     e.                                                                                                 RIAD
       Safe deposit box rent                                                                            C015           0
     f.                                                                                                 RIAD
       (TEXT 4461) Intercompany allocations                                                             4461     274,457
     g.                                                                                                 RIAD
       (TEXT 4462) Credit card fees                                                                     4462      62,052
     h.                                                                                                 RIAD
       (TEXT 4463) Loan origination fees                                                                4463      40,003
  2.Other noninterest expense (from Schedule RI, item 7.d)
    Itemize and describe the amounts that exceed 1% of the sum of Schedule RI, items 1.h and 5.m:

     a.                                                                                                 RIAD
       Data processing expenses                                                                          C017      44,129
     b.                                                                                                 RIAD
       Advertising and marketing expenses                                                               0497           0
     c.                                                                                                 RIAD
       Directors' fees                                                                                  4136           0
     d.                                                                                                 RIAD
       Printing, stationery, and supplies                                                               C018           0
     e.                                                                                                 RIAD
       Postage                                                                                          8403           0
     f.                                                                                                 RIAD
       Legal fees and expenses                                                                          4141           0
     g.                                                                                                 RIAD
       FDIC deposit insurance assessments                                                               4146           0
     h.                                                                                                 RIAD
       (TEXT 4464) Intercompany allocations                                                             4464     476,014
     i.                                                                                                 RIAD
       (TEXT 4467) Other fees & service charges                                                         4467      89,364
     j.                                                                                                 RIAD
       (TEXT 4468)                                                                                      4468           0
  3.Extraordinary items and other adjustments and applicable income tax effect
    (from Schedule RI, item 11) (itemize and describe all extraordinary items and other adjustments)
     a.                                                                                                 RIAD
       (1) Effect of adopting FAS 142, "Goodwill and Other Intangible Assets"                           C231           0
       (2)                                                                                              RIAD
           Applicable income tax effect                                                                 4486           0
     b.                                                                                                 RIAD
       (1) (TEXT 4487                                                                                   4487           0
       (2)                                                                                              RIAD
           Applicable income tax effect                                                                 4488           0
     c.                                                                                                 RIAD
       (1) (TEXT 4489                                                                                   4489           0
       (2)                                                                                              RIAD
           Applicable income tax effect                                                                 4491           0
  4.Restatements due to corrections of material accounting errors and changes in accounting principles (from Schedule RI-A, item 2) (itemize and describe all restatements):
     a.                                                                                                 RIAD
       (TEXT B526)                                                                                      B526           0
     b.                                                                                                 RIAD
       (TEXT B527)                                                                                      B527           0
  5.Other transactions with parent holding company (from Schedule RI-A, item 11)
    (itemize and describe all such transactions)
     a.                                                                                                 RIAD
       (TEXT 4498)                                                                                      4498           0
     b.                                                                                                 RIAD
       (TEXT 4499)                                                                                      4499           0
  6.Adjustments to allowance for loan and lease losses (from Schedule RI-B, part
    II, item 6) (itemize and describe all adjustments):
     a.(TEXT 4521) Write-downs arising from transfers of loans to the                                   RIAD
       held-for-sale account                                                                            4521     -29,483
     b.                                                                                                 RIAD
       (TEXT 4522) Marquette merger                                                                     4522      28,336
  7.Other explanations (the space below is provided for the bank to briefly describe, at its option, any other significant items affecting the Report of
    Income):

Schedule RC--Balance Sheet

                                                                          Dollar Amounts in Thousands
ASSETS
  1.Cash and balances due from depository institutions (from Schedule RC-A)
     a.                                                                                                 RCFD
       Noninterest-bearing balances and currency and coin/1/                                            0081   1,820,590
     b.                                                                                                 RCFD
       Interest-bearing balances/2/                                                                     0071      63,877
  2.Securities:
     a.                                                                                                 RCFD
       Held-to-maturity securities (from Schedule RC-B, column A)                                       1754           0
     b.                                                                                                 RCFD
       Available-for-sale securities (from Schedule RC-B, column D)                                     1773   1,613,776
  3.Federal funds sold and securities purchased under agreements to resell
     a.                                                                                                 RCON
       Federal funds sold in domestic offices                                                           B987   8,118,713
     b.                                                                                                 RCFD
       Securities purchased under agreements to resell/3/                                               B989     159,512
  4.Loans and lease financing receivables (from Schedule RC-C):
     a.                                                                                                 RCFD
       Loans and leases held for sale                                                                   5369  21,079,237
     b.                                                                                                 RCFD
       Loans and leases, net of unearned income                                                         B528  18,011,762
     c.                                                                                                 RCFD
       LESS: Allowance for loan and lease losses                                                        3123     284,263
     d.                                                                                                 RCFD
       Loans and leases, net of unearned income and allowance (item 4.b minus 4.c)                      B529  17,727,499
  5.                                                                                                    RCFD
    Trading assets (from Schedule RC-D)                                                                 3545     367,486
  6.                                                                                                    RCFD
    Premises and fixed assets (including capitalized leases)                                            2145     157,682
  7.                                                                                                    RCFD
    Other real estate owned (from Schedule RC-M)                                                        2150       7,328
  8.                                                                                                    RCFD
    Investments in unconsolidated subsidiaries and associated companies (from Schedule RC-M)            2130           0
  9.                                                                                                    RCFD
    Customers' liability to this bank on acceptances outstanding                                        2155      23,492
 10.Intangible assets:
     a.                                                                                                 RCFD
       CFD Goodwill                                                                                     3163     341,605
     b.                                                                                                 RCFD
       Other intangible assets (from Schedule RC-M)                                                     0426       7,596
 11.                                                                                                    RCFD
    Other assets (from Schedule RC-F)                                                                   2160   1,354,807
 12.                                                                                                    RCFD
    Total assets (sum of items 1 through 11)                                                            2170  52,843,200
LIABILITIES
 13.Deposits:
     a.                                                                                                 RCON
       In domestic offices (sum of totals of columns A and C from Schedule RC-E, part I)                2200  32,863,493
        (1)                                                                                             RCON
           Noninterest-bearing/4/                                                                       6631  20,656,572
        (2)                                                                                             RCON
           Interest-bearing                                                                             6636  12,206,921
     b.In foreign offices, Edge and Agreement subsidiaries, and IBFs (from Schedule RC-E, part          RCFN
       II)                                                                                              2200   5,802,375

        (1)                                                                                             RCFN
           Noninterest-bearing                                                                          6631      10,504
        (2)                                                                                             RCFN
           Interest-bearing                                                                             6636   5,791,871
 14.Federal funds purchased and securities sold under agreements to repurchase
     a.                                                                                                 RCON
       Federal funds purchased in domestic offices/5/                                                   B993   1,685,713
     b.                                                                                                 RCFD
       Securities sold under agreements to repurchase/6/                                                B995     459,274
 15.                                                                                                    RCFD
    Trading liabilities (from Schedule RC-D)                                                            3548      45,836
 16.Other borrowed money (includes mortgage indebtedness and obligations under capitalized              RCFD
    leases) (from Schedule RC-M)                                                                        3190   7,081,695
 17.Not applicable
 18.                                                                                                    RCFD
    Bank's liability on acceptances executed and outstanding                                            2920      23,492
 19.                                                                                                    RCFD
    Subordinated notes and debentures/7/                                                                3200           0
 20.                                                                                                    RCFD
    Other liabilities (from Schedule RC-G)                                                              2930     801,629
 21.                                                                                                    RCFD
    Total liabilities (sum of items 13 through 20)                                                      2948  48,763,507
 22.                                                                                                    RCFD
    Minority interest in consolidated subsidiaries                                                      3000           0
EQUITY CAPITAL
 23.                                                                                                    RCFD
    Perpetual preferred stock and related surplus                                                       3838           0
 24.                                                                                                    RCFD
    Common stock                                                                                        3230     100,000
 25.                                                                                                    RCFD
    Surplus (exclude all surplus related to preferred stock)                                            3839   2,133,596
 26.                                                                                                    RCFD
     a. Retained earnings                                                                               3632   1,793,289
     b.                                                                                                 RCFD
       Accumulated other comprehensive income/8/                                                        B530      52,808
 27.                                                                                                    RCFD
    Other equity capital components/9/                                                                  A130           0
 28.                                                                                                    RCFD
    Total equity capital (sum of items 23 through 27)                                                   3210   4,079,693
 29.                                                                                                    RCFD
    Total liabilities, minority interest, and equity capital (sum of items 21, 22, and 28)              3300  52,843,200

Memorandum

TO BE REPORTED WITH THE MARCH REPORT OF CONDITION.
  1.Indicate in the box at the right the number of the statement below that best describes the most comprehensive level of auditing work performed for the
    bank by independent external auditors as of any date during 2001                                    RCFD      Number
                                                                                                        6724         N/A


  1 =Independent audit of the bank conducted in          4 =Directors' examination of the bank conducted in
     accordance with generally accepted auditing            accordance with generally accepted auditing
     standards by a certified public accounting firm        standards by a certified public accounting firm (may
     which submits a report on the bank                     be required by state chartering authority)
  2 =Independent audit of the bank's parent holding      5 =Directors' examination of the bank performed by
     company conducted in accordance with generally         other external auditors (may be required by state
     accepted auditing standards by a certified public      chartering authority)
     accounting firm which submits a report on the

     consolidated holding company (but not on the bank separately)

                                                         6 =Review of the bank's financial statements by
                                                            external auditors
                                                         7 =Compilation of the bank's financial statements by
                                                            external auditors
  3  =Attestation on bank management's assertion on the  8 =Other audit procedures (excluding tax preparation
      effectiveness of the bank's internal control           work)
      over financial reporting by a certified public
      accounting firm
                                                         9 =No external audit work

----------
/1/Includes cash items in process of collection and unposted debits. /2/Includes time certificates of deposit not held for trading.
/3/Includes all securities resale agreements in domestic and foreign offices, regardless of maturity.
/4/Includes total demand deposits and noninterest-bearing time and savings deposits.
/5/Report overnight Ferderal Home Loan Bank advantages in Schedule RC, item
   16,"other borrowed money."
/6/Includes all securities repurchase agreements in domestic and foreign offices, regardless of maturity.
/7/Includes limited-life preferred stock and related surplus.
/8/Includes net unrealized holding gains (losses) on available-for-sale securities, accumulated net gains (losses) on cash flow hedges, cumulative foreign currency translation adjustments, and minimum pension liability adjustments.
/9/Includes treasury stock and unearned Employee Stock Ownership Plan shares.

Schedule RC-A -- Cash and Balances Due From Depository Institutions Exclude assets held for trading.

                                                                                       (COLUMN A)           (COLUMN B)
                                                                                      CONSOLIDATED      DOMESTIC OFFICES
                                                     Dollar Amounts in Thousands         BANK
  1.                                                                               RCFD
    Cash items in process of collection, unposted debits, and currency and coin    0022     1,616,545
     a.                                                                                                 RCON
       Cash items in process of collection and unposted debits                                          0020   1,433,842
     b.                                                                                                 RCON
       Currency and coin                                                                                0080     182,703
  2.                                                                                                    RCON
    Balances due from depository institutions in the U.S.                                               0082     185,144
     a.                                                                            RCFD
       U.S.branches and agencies of foreign banks (including their IBFs)           0083             0
     b.Other commercial banks in the U.S. and other depository institutions        RCFD
       in the U.S. (including their IBFs)                                          0085       185,300
  3.                                                                                                    RCON
    Balances due from banks in foreign countries and foreign central banks                              0070      11,842
     a.                                                                            RCFD
       Foreign branches of other U.S. banks                                        0073        11,622
     b.                                                                            RCFD
       Other banks in foreign countries and foreign central banks                  0074           220
  4.                                                                               RCFD                 RCON
    Balances due from Federal Reserve Banks                                        0090        70,780   0090      70,698
  5.Total (sum of items 1 through 4) (total of column A must equal Schedule        RCFD                 RCON
    RC, sum of items 1.a and 1.b)                                                  0010     1,884,467   0010   1,884,229

Schedule RC-B--Securities
Exclude assets held for trading.

                                                            HELD-TO-MATURITY                 AVAILABLE-FOR-SALE
                                                     (COLUMN A)        (COLUMN B)        (COLUMN C)         (COLUMN D)
               Dollar Amounts in Thousands          AMORTIZED COST     FAIR VALUE      AMORTIZED COST       FAIR VALUEC
  1.                                             RCFD              RCFD               RCFD               RCFD
    U.S.Treasury securities                      0211          0   0213           0   1286     183,519   1287     197,889
  2.U.S.Government agency obligations
    (exclude mortgage-backed securities):
     a.Issued by U.S. Government                 RCFD              RCFD               RCFD               RCFD
       agencies/1/                               1289          0   1290           0   1291           6   1293           6
     b.Issued by U.S. Government                 RCFD              RCFD               RCFD               RCFD
       sponsored agencies/2/                     1294          0   1295           0   1297     132,570   1298     137,863
  3.Securities issued by states and              RCFD              RCFD               RCFD               RCFD
    political subdivisions in the U.S.           8496          0   8497           0   8498     300,444   8499     321,839
  4.Mortgage-backed securities (MBS):
     a.Pass-through securities:
       (1)                                       RCFD              RCFD               RCFD               RCFD
          Guaranteed by GNMA                     1698          0   1699           0   1701     231,831   1702     247,285
       (2)                                       RCFD              RCFD               RCFD               RCFD
          Issued by FNMA and FHLMC               1703          0   1705           0   1706     384,871   1707     413,362
       (3)                                       RCFD              RCFD               RCFD               RCFD
          Other passthrough securities           1709          0   1710           0   1711           0   1713           0
     b.Other mortgage-backed securities
       (include CMOs, REMICs, and stripped
       MBS):
       (1)Issued or guaranteed by FNMA,          RCFD              RCFD               RCFD               RCFD
          FHLMC, or GNMA                         1714          0   1715           0   1716       4,600   1717       4,629
       (2)Collateralized by MBS issued                             RCFD               RCFD               RCFD
          or guaranteed by FNMA, FHLMC,          RCFD              1719               1731               1732
          or GNMA                                1718          0                  0                  3                  4
       (3)All other mortgage-backed              RCFD              RCFD               RCFD               RCFD
           securities                            1733          0   1734           0   1735       8,580   1736       8,650
  5.Asset-backed securities (ABS):
     a.                                          RCFD              RCFD               RCFD               RCFD
       Credit card receivables                   B838          0   B839           0   B840           0   B841           0
     b.                                          RCFD              RCFD               RCFD               RCFD
       Home equity lines                         B842          0   B843           0   B844           0   B845           0
     c.                                          RCFD              RCFD               RCFD               RCFD
       Automobile loans                          B846          0   B847           0   B848           0   B849           0
     d.                                          RCFD              RCFD               RCFD               RCFD
       Other consumer loans                      B850          0   B851           0   B852         406   B853         409
     e.                                          RCFD              RCFD               RCFD               RCFD
       Commercial and industrial loans           B854          0   B855           0   B856       2,547   B857       2,354
     f.                                          RCFD              RCFD               RCFD               RCFD
       Other                                     B858          0   B859           0   B860           0   B861           0
  6.Other debt securities:
     a.                                          RCFD              RCFD               RCFD               RCFD
       Other domestic debt securities            1737          0   1738           0   1739     110,773   1741     107,384
     b.                                          RCFD              RCFD               RCFD               RCFD
       Foreign debt securities                   1742          0   1743           0   1744      47,319   1746      51,773
  7.Investments in mutual funds and other
    equity securities with readily                                                    RCFD               RCFD
    determinable fair values/3/                                                       A510     119,617   A511     120,329
  8.Total (sum of items 1 through 7)             RCFD          0   RCFD           0   RCFD   1,527,086   RCFD   1,613,776

    (total of column A must equal                1754              1771               1772               1773
    Schedule RC, Item 2.a) (total of
    column D must equal Schedule RC,
    item 2.b)

Memoranda


                                                           Dollar Amounts in Thousands
  1. Pledged securities/4/                                                                RCFD
                                                                                          0416       260,266
  2.Maturity and repricing data for debt securities/4/,/5/ (excluding those in nonaccrual status)
     a.Securities issued by the U.S. Treasury, U.S. Government agencies, and states and political subdivisions in the U.S.; other non-mortgage debt securities;
       and mortgage pass-through securities other than those backed by closed-end first lien 1-4 family residential mortgages with a remaining maturity or next repricing date of:/6/,/7/
        (1)                                                                               RCFD
           Three months or less                                                           A549       165,915
        (2)                                                                               RCFD
           Over three months through 12 months                                            A550        72,374
        (3)                                                                               RCFD
           Over one year through three years                                              A551        74,600
        (4)                                                                               RCFD
           Over three years through five years                                            A552       134,421
        (5)                                                                               RCFD
           Over five years through 15 years.                                              A553       252,551
        (6)                                                                               RCFD
           Over 15 years                                                                  A554       119,656
     b.Mortgage pass-through securities backed by closed-end first lien 1-4 family residential mortgages with a remaining maturity or next repricing date of:/6/,/8/
        (1)                                                                               RCFD
           Three months or less                                                           A555         3,872
        (2)                                                                               RCFD
           Over three months through 12 months                                            A556         6,437
        (3)                                                                               RCFD
           Over one year through three years                                              A557           742
        (4)                                                                               RCFD
           Over three years through five years                                            A558         1,331
        (5)                                                                               RCFD
           Over five years through 15 years                                               A559        38,211
        (6)                                                                               RCFD
           Over 15 years                                                                  A560       610,054
     c.Other mortgage-backed securities (include CMOs, REMICs, and stripped MBS;
       exclude mortgage pass-through securities) with an expected average life of:/9/
        (1)                                                                               RCFD
           Three years or less                                                            A561         7,217
        (2)                                                                               RCFD
           Over three years                                                               A562         6,066
     d.Debt securities with a REMAINING MATURITY of one year or less (included in         RCFD
       Memorandum items 2.a through 2.c above)                                            A248        166,083
  3.Amortized cost of held-to-maturity securities sold or transferred to
    available-for-sale or trading securities during the calendar year-to-date             RCFD
    amortized cost at date of sale or transfer)(report the                                1778             0
  4.Structured notes (included in the held-to-maturity and available-for-sale accounts in Schedule RC-B, items 2, 3, 5, and 6):
     a.                                                                                   RCFD
       Amortized cost                                                                     8782             0

     b.                                                                                   RCFD
       Fair value                                                                         8783             0

----------
/1/Includes Small Business Administration "Guaranteed Loan Pool Certificates,"
   U.S. Maritime Administration obligations, and Export-Import Bank participation certificates.
/2/Includes obligations (other than mortgage-backed securities) issued by the Farm Credit System, the Federal Home Loan Bank System, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Financing Corporation, Resolution Funding Corporation, the Student Loan Marketing Association, and the Tennessee Valley Authority.
/3/Report Federal Reserve stock, Federal Home Loan Bank stock, and bankers' bank stock in Schedule RC-F, item 4.
/4/Includes held-to-maturity securities at amortized cost and available-for-sale securities at fair value.
/5/Exclude investments in mutual funds and other equity securities with readily determinable fair values.
/6/Report fixed rate debt securities by remaining maturity and floating rate debt securities by next repricing date.
/7/Sum of Memorandum items 2.a.(1) through 2.a.(6) plus any nonaccrual debt securities in the categories of debt securities reported in Memorandum item 2.a that are included in Schedule RC-N, item 9, column C, must equal Schedule RC-B, sum of items 1, 2, 3, 5, and 6, columns A and D, plus mortgage pass-through securities other than those backed by closed-end first lien 1-4 family residential mortgages included in Schedule RC-B, item 4.a, columns A and D.
/8/Sum of Memorandum items 2.b.(1) through 2.b.(6) plus any nonaccrual mortgage pass-through securities backed by closed-end first lien 1-4 family residential mortgages included in Schedule RC-N, item 9, column C, must equal Schedule RC-B, item 4.a, sum of columns A and D, less the amount of mortgage pass-through securities other than those backed by closed-end first lien 1-4 family residential mortgages included in Schedule RC-B, item 4.a, columns A and D.
/9/Sum of Memorandum items 2.c.(1) and 2.c.(2) plus any nonaccrual "Other mortgage-backed securities" included in Schedule RC-N, item 9, column C, must equal Schedule RC-B, item 4.b, sum of columns A and D.

Schedule RC-C--Loans and Lease Financing Receivables

Part I. Loans and Leases

Do not deduct the allowance for loan and lease losses from amounts reported in this schedule. Report (1) loans and leases held for sale at the lower of cost or market value and (2) other loans and leases, net of unearned income. Report loans and leases net of any applicable allocated transfer risk reserve. Exclude assets held for trading and commercial paper.

                                                                                          (COLUMN A)        (COLUMN B)
                                                                                         CONSOLIDATED    DOMESTIC OFFICES
                                                  Dollar Amounts in Thousands               BANK
  1.                                                                                  RCFD
    Loans secured by real estate:                                                     1410  26,873,038
     a.                                                                                                  RCON
       Construction, land development, and other land loans                                              1415     212,279
     b.Secured by farmland (including farm residential and other                                         RCON
       improvements)                                                                                     1420      78,883
     c.Secured by 1-4 family residential properties:
        (1)Revolving, open-end loans secured by 1-4 family residential                                   RCON
           properties and extended under lines of credit                                                 1797     981,424
        (2)Closed-end loans secured by 1-4 family residential properties:
           (a)                                                                                           RCON
              Secured by first liens                                                                     5367  23,702,527

           (b)                                                                                           RCON
              Secured by junior liens                                                                    5368   1,078,833
     d.                                                                                                  RCON
       Secured by multifamily (5 or more) residential properties                                         1460      55,776
     e.                                                                                                  RCON
       Secured by nonfarm nonresidential properties                                                      1480     763,316
  2.Loans to depository institutions and acceptances of other banks:
     a.                                                                                                  RCON
       To commercial banks in the U.S.                                                                   B531   2,763,148
        (1)                                                                           RCFD
           To U.S. branches and agencies of foreign banks                             B532           0
        (2)                                                                           RCFD
           To other commercial banks in the U.S.                                      B533   2,763,383
     b.                                                                               RCFD               RCON
       To other depository institutions in the U.S.                                   B534           0   B534           0
     c.                                                                                                  RCON
       To banks in foreign countries                                                                     B535         235
        (1)                                                                           RCFD
           To foreign branches of other U.S. banks                                    B536           0
        (2)                                                                           RCFD
           To other banks in foreign countries                                        B537         238
  3.                                                                                  RCFD               RCON
    Loans to finance agricultural production and other loans to farmers               1590     185,921   1590     185,921
  4.Commercial and industrial loans:
     a.                                                                               RCFD               RCON
       To U.S. addressees (domicile)                                                  1763   4,947,382   1763   4,947,382
     b.                                                                               RCFD               RCON
       To non-U.S. addressees (domicile)                                              1764       1,151   1764           0
  5.Not applicable
  6.Loans to individuals for household, family, and other personal expenditures (i.e., consumer loans) (includes purchased paper):
     a.                                                                               RCFD               RCON
       Credit cards                                                                   B538         384   B538         384
     b.                                                                               RCFD               RCON
       Other revolving credit plans                                                   B539     116,449   B539     116,449
     c.Other consumer loans (includes single payment, installment, and all            RCFD               RCON
       student loans)                                                                 2011     815,867   2011     815,867
  7.Loans to foreign governments and official institutions (including foreign         RCFD               RCON
    central banks)                                                                    2081           0   2081           0
  8.Obligations (other than securities and leases) of states and political            RCFD               RCON
    subdivisions in the U.S.                                                          2107      28,443   2107      28,443
  9.                                                                                  RCFD
    Other loans                                                                       1563     389,515
     a.                                                                                                  RCON
       Loans for purchasing or carrying securities (secured and unsecured)                               1545     138,513
     b.                                                                                                  RCON
       All other loans (exclude consumer loans)                                                          1564     251,002
 10.                                                                                                     RCON
    Lease financing receivables (net of unearned income)                                                 2165   2,969,228
     a.                                                                               RCFD
       Of U.S. addressees (domicile)                                                  2182   2,969,228
     b.                                                                               RCFD
       Of non-U.S. addressees (domicile)                                              2183           0
 11.                                                                                  RCFD               RCON
    LESS: Any unearned income on loans reflected in items 1-9 above                   2123           0   2123           0
 12.Total loans and leases, net of unearned income (sum of items 1 through 10
     minus item 11) (total of column A must equal Schedule RC, sum of items           RCON               RCON
     4.a and 4.b)                                                                     2122  39,090,999   2122  39,089,610

Memoranda

                                                                         Dollar Amounts in Thousands
  1.Loans and leases restructured and in compliance with modified terms (included in Schedule
    RC-C, part I, and not reported as past due or nonaccrual in Schedule RC-N, Memorandum item
    1) (exclude loans secured by 1-4 family residential properties and loans to individuals for          RCFD
    household, family, and other personal expenditures)                                                  1616           0
  2.Maturity and repricing data for loans and leases (excluding those in nonaccrual status):
     a.Closed-end loans secured by first liens on 1-4 family residential properties in domestic offices (reported in Schedule RC-C, part I, item 1.c.(2)(a), column B)
       with a remaining maturity or next repricing date of:/1/,/2/
        (1)                                                                                              RCON
           Three months or less                                                                          A564  20,804,158
        (2)                                                                                              RCON
           Over three months through 12 months                                                           A565     560,630
        (3)                                                                                              RCON
           Over one year through three years                                                             A566      35,357
        (4)                                                                                              RCON
           Over three years through five years                                                           A567      89,077
        (5)                                                                                              RCON
           Over five years through 15 years                                                              A568   1,638,299
        (6)                                                                                              RCON
           Over 15 years                                                                                 A569     555,531
     b.All loans and leases (reported in Schedule RC-C, part I, items 1 through
       10, column A) EXCLUDING closed-end loans secured by first liens on 1-4 family residential properties in domestic offices (reported in Schedule
       RC-C, part I, item 1.c.(2)(a), column B) with a remaining maturity or next repricing date of/1/,/3/
        (1)                                                                                              RCFD
           Three months or less                                                                          A570   8,038,125
        (2)                                                                                              RCFD
           Over three months through 12 months                                                           A571   1,160,695
        (3)                                                                                              RCFD
           Over one year through three years                                                             A572   1,786,723
        (4)                                                                                              CFD
           Over three years through five years                                                           A573   1,488,936
        (5)                                                                                              RCFD
           Over five years through 15 years                                                              A574   1,762,590
        (6)                                                                                              RCFD
           Over 15 years                                                                                 A575     967,431
     c.Loans and leases (reported in Schedule RC-C, part I, items 1 through 10,
       column A) with  a REMAINING MATURITY of one year or less (excluding                               RCFD
       those in nonaccrual status)                                                                       A247  25,129,741
  3.Loans to finance commercial real estate, construction, and land development
    activities (not secured by real estate) included in Schedule RC-C, part                              RCFD
    I, items 4 and 9, column A/4/                                                                        2746     176,599
  4.Adjustable rate closed-end loans secured by first liens on 1-4 family
    residential properties in domestic offices (included in Schedule RC-C, part                          RCON
    I, item 1.c.(2)(a), column B                                                                         5370   7,670,359
  5.Loans secured by real estate to non-U.S. addressees (domicile) (included in Schedule RC-C,           RCFD
    part I, item 1, column A)                                                                            B837           0

----------
/1/Report fixed rate loans and leases by remaining maturity and floating rate loans by next repricing date.
/2/Sum of Memorandum items 2.a.(1) through 2.a.(6) plus total nonaccrual closed-end loans secured by first liens on 1-4 family residential properties in domestic offices included in Schedule RC-N, item 1.c.(2)(a), column C, must equal total closed-end loans secured by first liens on 1-4 family residential properties from Schedule RC-C, part I, item 1.c.(2)(a), column B.
/3/Sum of Memorandum items 2.b.(1) through 2.b.(6), plus total nonaccrual loans and leases from Schedule RC-N, sum of items 1 through 8, column C, minus nonaccrual closed-end loans secured by first liens on 1-4 family residential properties in domestic offices included in Schedule RC-N, item 1.c.(2)(a), column C, must equal total loans and leases from Schedule RC-C, part I, sum of items 1 through 10, column A, minus total closed-end loans secured by first liens on 1-4 family residential properties in domestic offices from Schedule RC-C, part
   I, item 1.c.(2)(a), column B.
/4/Exclude loans secured by real estate that are included in Schedule RC-C, part
   I, item 1, column A.

Schedule RC-D--Trading Assets and Liabilities

Schedule RC-D is to be completed by banks that reported average trading assets (Schedule RC-K, item 7) of $2 million or more for any quarter of the preceding calendar year.

                                                                           Dollar Amounts in Thousands
ASSETS
  1.                                                                                                     RCON
    U.S.Treasury securities in domestic offices                                                          3531           0
  2.                                                                                                     RCON
    U.S.Government agency obligations in domestic offices (exclude mortgage-backed securities)           3532           0
  3.                                                                                                     RCON
    Securities issued by states and political subdivisions in the U.S. in domestic offices               3533           0
  4.Mortgage-backed securities (MBS) in domestic offices:
     a.                                                                                                  RCON
       Pass-through securities issued or guaranteed by FNMA, FHLMC, or GNMA                              3534     318,572
     b.Other mortgage-backed securities issued or guaranteed by FNMA, FHLMC, or GNMA (include            RCON
       CMOs, REMICs, and stripped MBS)                                                                   3535           0
     c.                                                                                                  RCON
       All other mortgage-backed securities                                                              3536           0
  5.                                                                                                     RCON
    Other debt securities in domestic offices                                                            3537           0
  6.-8.Not applicable
  9.                                                                                                     RCON
    Other trading assets in domestic offices                                                             3541           0
 10.                                                                                                     RCFN
    Trading assets in foreign offices                                                                    3542           0
 11.Revaluation gains on interest rate, foreign exchange rate, and other commodity and equity contracts:
     a.                                                                                                  RCON
       In domestic offices                                                                               3543      48,914
     b.                                                                                                  RCFN
       In foreign offices                                                                                3543           0
 12.                                                                                                     RCFD
    Total trading assets (sum of items 1 through 11) (must equal Schedule RC, item 5)                    3545     367,486
 LIABILITIES
 13.                                                                                                     RCFD
    Liability for short positions                                                                        3546           0
 14.Revaluation losses on interest rate, foreign exchange rate, and other commodity and equity           RCFD
    contracts                                                                                            3547      45,836
 15.                                                                                                     RCFD
    Total trading liabilities (sum of items 13 and 14) (must equal Schedule RC, item 15)                 3548      45,836

Schedule RC-E--Deposit Liabilities

Part I. Deposits in Domestic Offices

                                                                                                  NONTRANSACTION
                                                                    TRANSACTION ACCOUNTS             ACCOUNTS

                                                                (COLUMN A)                         (COLUMN C)
                                                            TOTAL TRANSACTION     (COLUMN B)          TOTAL
                                                                 ACCOUNTS         MEMO: TOTAL     NONTRANSACTION
                                                             (INCLUDING TOTAL   DEMAND DEPOSITS      ACCOUNTS
                                                                  DEMAND         (INCLUDED IN       (INCLUDING
                               Dollar Amounts in Thousands       DEPOSITS)         COLUMN A)            MMDAs)
Deposits of:
  1.Individuals, partnerships, and corporations (include    RCON                                 RCON
    all certified and official checks)                      B549    2,544,833                    B550  29,360,774
  2.                                                        RCON                                 RCON
    U.S.Government                                          2202        7,000                    2520       1,316
  3.                                                        RCON                                 RCON
    States and political subdivisions in the U.S.           2203       47,974                    2530     452,031
  4.Commercial banks and other depository institutions in   RCON                                 RCON
    the U.S.                                                B551      449,565                    B552           0
  5.                                                        RCON                                 RCON
    Banks in foreign countries                              2213            0                    2236           0
  6.Foreign governments and official institutions           RCON                                 RCON
    (including foreign central banks)                       2216            0                    2377           0
  7.Total (sum of items 1 through 6) (sum of columns A and  RCON               RCON              RCON
    C must equal Schedule RC, item 13.a)                    2215    3,049,372  2210   2,728,465  2385  29,814,121

Memoranda

                                                                     Dollar Amounts in Thousands
  1.Selected components of total deposits (i.e., sum of item 7, columns A and C):
     a.                                                                                          RCON
       Total Individual Retirement Accounts (IRAs) and Keogh Plan accounts                       6835     496,658
     b.                                                                                          RCON
       Total brokered deposits                                                                   2365      42,472
     c.Fully insured brokered deposits (included in Memorandum item 1.b above):
        (1)                                                                                      RCON
           Issued in denominations of less than $100,000                                         2343           0
        (2)Issued either in denominations of $100,000 or in denominations greater than $100,000  RCON
           and participated out by the broker in shares of $100,000 or less                      2344           0
     d.Maturity data for brokered deposits:
        (1)Brokered deposits issued in denominations of less than $100,000 with a remaining      RCON
           maturity of one year or less (included in Memorandum item 1.c.(1) above)              A243           0
        (2)Brokered deposits issued in denominations of $100,000 or more with a remaining        RCON
           maturity of one year or less (included in Memorandum item 1.b above)                  A244      42,472
     e.Preferred deposits (uninsured deposits of states and political subdivisions in the U.S.
       reported in item 3 above which are secured or collateralized as required under state      RCON
       law) (to be completed for the December report only)                                       5590     416,547
  2.Components of total nontransaction accounts (sum of Memorandum items 2.a through 2.c must equal item 7, column C above):
     a.Savings deposits:
        (1)                                                                                      RCON
           Money market deposit accounts (MMDAs)                                                 6810   7,260,270
        (2)                                                                                      RCON
           Other savings deposits (excludes MMDAs)                                               0352  20,621,096

     b.                                                                                          RCON
       Total time deposits of less than $100,000                                                 6648   1,613,279
     c.                                                                                          RCON
       Total time deposits of $100,000 or more                                                   2604     319,476
  3.Maturity and repricing data for time deposits of less than $100,000:
     a.Time deposits of less than $100,000 with a remaining maturity or next repricing date of: /1/ , /2/
        (1)                                                                                      RCON
           Three months or less                                                                  A579     278,563
        (2)                                                                                      RCON
           Over three months through 12 months                                                   A580     588,662
        (3)                                                                                      RCON
           Over one year through three years                                                     A581     544,402
        (4)                                                                                      RCON
           Over three years                                                                      A582     201,652
     b.Time deposits of less than $100,000 with a REMAINING MATURITY of one year or less         RCON
       (included in Memorandum items 3.a.(1) through 3.a.(4) above) /3/                          A241     867,225
  4.Maturity and repricing data for time deposits of $100,000 or more:
     a.Time deposits of $100,000 or more with a remaining maturity or next repricing date of:
        /1/ ,/4/
        (1)                                                                                      RCON
           Three months or less                                                                  A584      49,794
        (2)                                                                                      RCON
           Over three months through 12 months                                                   A585     129,533
        (3)                                                                                      RCON
           Over one year through three years                                                     A586      72,798
        (4)                                                                                      RCON
           Over three years                                                                      A587      67,351
     b.Time deposits of $100,000 or more with a REMAINING MATURITY of one year or less           RCON
       (included in Memorandum items 4.a.(1) through 4.a.(4) above) /3/                          A242     179,327

Part II. Deposits in Foreign Offices (including Edge and Agreement subsidiaries and IBFs)

                                                        Dollar Amounts in Thousands
Deposits of:
  1.                                                                                             RCFN
    Individuals, partnerships, and corporations (include all certified and
    official checks)                                                                             B553     230,609
  2.                                                                                             RCFN
    U.S. banks (including IBFs and foreign branches of U.S. banks) and other
    U.S. depository  institutions                                                                B554   5,482,276
  3.                                                                                             RCFN
    Foreign banks (including U.S. branches and agencies of foreign banks,
    including their IBFs)                                                                        2625      89,490
  4.                                                                                             RCFN
    Foreign governments and official institutions (including foreign central banks)              2650           0
  5.                                                                                             RCFN
    U.S. Government and states and political subdivisions in the U.S.                            B555           0
  6.                                                                                             RCFN
    Total (sum of items 1 through 5) (must equal Schedule RC, item 13.b)                         2200   5,802,375

Memorandum

                                                                 Dollar Amounts in Thousands
  1.                                                                                             RCFN
    Time deposits with a remaining maturity of one year or less (included in Part II, item 6
    above)                                                                                       A245   5,792,704

----------
/1/Report fixed rate time deposits by remaining maturity and floating rate time deposits by next repricing date.
/2/Sum of Memorandum items 3.a.(1) through 3.a.(4) must equal Schedule RC-E,
   Memorandum item 2.b.
/3/Report both fixed and floating rate time deposits by remaining maturity.
   Exclude floating rate time deposits with a next repricing date of one year or less that have a remaining maturity of over one year.
/4/Sum of Memorandum items 4.a.(1) through 4.a.(4) must equal Schedule RC-E,
   Memorandum item 2.c.

Schedule RC-F--Other Assets

                                                                         Dollar Amounts in Thousands

  1.                                                                                                    RCFD
    Accrued interest receivable/1/                                                                      B556     144,866
  2.                                                                                                    RCFD
    Net deferred tax assets/2/                                                                          2148           0
  3.Interest-only strips receivable (not in the form of a security)/3/ on:
     a.                                                                                                 RCFD
       Mortgage loans                                                                                   A519           0
     b.                                                                                                 RCFD
       Other financial assets                                                                           A520           0
  4.                                                                                                    RCFD
    Equity securities that DO NOT have readily determinable fair values/4/                              1752     487,226
  5.                                                                                                    RCFD
    Other (itemize and describe amounts greater than $25,000 that exceed 25% of this item)              2168     722,715
     a.                                                                                                 RCFD
       Prepaid expenses                                                                                 2166           0
     b.                                                                                                 RCFD
       Cash surrender value of life insurance                                                           C009     354,845
     c.                                                                                                 RCFD
       Repossessed personal property (including vehicles)                                               1578           0
     d.                                                                                                 RCFD
       Derivatives with a positive fair value held for purposes other than trading                      C010           0
     e.                                                                                                 RCFD
       (TEXT 3549)                                                                                      3549           0
     f.                                                                                                 RCFD
       (TEXT 3550)                                                                                      3550           0
     g.                                                                                                 RCFD
       (TEXT 3551)                                                                                      3551           0
  6.                                                                                                    RCFD
    Total (sum of items 1 through 5) (must equal Schedule RC, item 11)                                  2160   1,354,807

----------
/1/Include accrued interest receivable on loans, leases, debt securities, and other interest-bearing assets.
/2/See discussion of deferred income taxes in Glossary entry on "income taxes." /3/Report interest-only strips receivable in the form of a security as available-for-sale securities in Schedule RC, item 2.b, or as trading assets in Schedule RC, item 5, as appropriate.
/4/Include Federal Reserve stock, Federal Home Loan Bank stock, and bankers' bank stock.

Schedule RC-G--Other Liabilities

                                                                         Dollar Amounts in Thousands
  1.                                                                                                    RCON
    a. Interest accrued and unpaid on deposits in domestic offices/1/                                   3645      24,179
     b.                                                                                                 RCFD
       Other expenses accrued and unpaid (includes accrued income taxes payable)                        3646     147,510
  2.                                                                                                    RCFD
    Net deferred tax liabilities/2/                                                                     3049     521,051
  3.                                                                                                    RCFD
    Allowance for credit losses on off-balance sheet credit exposures                                   B557           0
  4.                                                                                                    RCFD
    Other (itemize and describe amounts greater than $25,000 that exceed 25% of this item)              2938     108,889
     a.                                                                                                 RCFD
       Accounts payable                                                                                 3066      71,275
     b.                                                                                                 RCFD
       Deferred compensation liabilities                                                                C011           0
     c.                                                                                                 RCFD
       Dividends declared but not yet payable                                                           2932           0
     d.                                                                                                 RCFD
       Derivatives with a negative fair value held for purposes other than trading                      C012           0
     e.                                                                                                 RCFD
       (TEXT 3552)                                                                                      3552           0
     f.                                                                                                 RCFD
       (TEXT 3553)                                                                                      3553           0
     g.                                                                                                 RCFD
       (TEXT 3554)                                                                                      3554           0
  5.                                                                                                    RCFD
    Total (sum of items 1 through 4) (must equal Schedule RC, item 20)                                  2930     801,629

----------
/1/For savings banks, include "dividends" accrued and unpaid on deposits. /2/See discussion of deferred income taxes in Glossary entry on "income taxes."

Schedule RC-H--Selected Balance Sheet Items for Domestic Offices

                                                                         Dollar Amounts in Thousands
  1.                                                                                                    RCON
    Customers' liability to this bank on acceptances outstanding                                        2155        2,420
  2.                                                                                                    RCON
    Bank's liability on acceptances executed and outstanding                                            2920        2,420
  3.                                                                                                    RCON
    Securities purchased under agreements to resell                                                     B989      159,512
  4.                                                                                                    RCON
    Securities sold under agreements to repurchase                                                      B995      459,274
  5.                                                                                                    RCON
    Other borrowed money                                                                                3190    7,081,695
EITHER
  6.                                                                                                    RCON
    Net due from own foreign offices, Edge and Agreement subsidiaries, and IBFs                         2163            0
OR
  7.                                                                                                    RCON
    Net due to own foreign offices, Edge and Agreement subsidiaries, and IBFs                           2941    5,726,406
  8.Total assets (excludes net due from foreign offices, Edge and Agreement subsidiaries, and           RCON
    IBFs)                                                                                               2192   52,707,193

  9.Total liabilities (excludes net due to foreign offices, Edge and Agreement subsidiaries,            RCON
    and IBFs)                                                                                           3129   42,901,094

In items 10-17, report the amortized (historical) cost of both held-to-maturity and available-for-sale securities in domestic offices.
 10.                                                                                                    RCON
    U.S. Treasury securities                                                                            1039     183,519
 11.                                                                                                    RCON
    U.S. Government agency obligations (exclude mortgage-backed securities)                             1041     132,576
 12.                                                                                                    RCON
    Securities issued by states and political subdivisions in the U.S.                                  1042     300,444
 13.Mortgage-backed securities (MBS):
     a.Pass-through securities:
        (1)                                                                                             RCON
           Issued or guaranteed by FNMA, FHLMC, or GNMA                                                 1043     616,702
        (2)                                                                                             RCON
           Other pass-through securities.                                                               1044           0
     b.Other mortgage-backed securities (include CMOs, REMICs, and stripped MBS):
        (1)                                                                                             RCON
           Issued or guaranteed by FNMA, FHLMC, or GNMA                                                 1209       4,600
        (2)                                                                                             RCON
           All other mortgage-backed securities                                                         1280       8,583
 14.                                                                                                    RCON
    Other domestic debt securities (include domestic asset-backed securities)                           1281     113,726
 15.                                                                                                    RCON
    Foreign debt securities (include foreign asset-backed securities)                                   1282      47,319
 16.
    Investments in mutual funds and other equity securities with readily determinable fair              RCON
    values                                                                                              A510     119,617
 17.Total amortized (historical) cost of both held-to-maturity and available-for-sale                   RCON
    securities (sum of items 10 through 16)                                                             1374   1,527,086
 18.                                                                                                    RCON
    Equity securities that do not have readily determinable fair values                                 1752     487,226

Schedule RC-I--Assets and Liabilities of IBFs

To be completed only by banks with IBFs and other "foreign" offices.

                                                                         Dollar Amounts in Thousands
  1.                                                                                                    RCFN
    Total IBF assets of the consolidated bank (component of Schedule RC, item 12)                       2133         N/A
  2.                                                                                                    RCFD
    Total IBF liabilities (component of Schedule RC, item 21)                                           2898         N/A

Schedule RC-K--Quarterly Averages/1/

                                                              Dollar Amounts in Thousands
ASSETS
  1.                                                                                                    RCFD
    Interest-bearing balances due from depository institutions                                          3381      53,190
  2.U.S. Treasury securities and U.S. Government agency obligations/2/ (excluding mortgage-             RCFD
    backed securities)                                                                                  B558     317,381

  3.                                                                                                    RCFD
    Mortgage-backed securities/2/                                                                       B559      862,649

  4.All other securities/2/,/3/ (includes securities issued by states and political subdivisions in     RCFD
    the U.S.)                                                                                           B560      590,945
  5.                                                                                                    RCFD
    Federal funds sold and securities purchased under agreements to resell                              3365   10,591,657
  6.Loans:
     a.Loans in domestic offices:
        (1)                                                                                             RCON
           Total loans                                                                                  3360   37,200,268
        (2)                                                                                             RCON
           Loans secured by real estate                                                                 3385   27,637,357
        (3)                                                                                             RCON
           Loans to finance agricultural production and other loans to farmers                          3386      192,473
        (4)                                                                                             RCON
           Commercial and industrial loans                                                              3387    4,873,399
        (5)Loans to individuals for household, family, and other personal expenditures:
           (a)                                                                                          RCON
              Credit cards                                                                              B561          187
           (b)Other (includes single payment, installment, all student loans, and revolving             RCON
              credit plans other than credit cards)                                                     B562    1,133,115
     b.                                                                                                 RCFN
       Total loans in foreign offices, Edge and Agreement subsidiaries, and IBFs                        3360        1,507
  7.                                                                                                    RCFD
    Trading assets                                                                                      3401       51,120
  8.                                                                                                    RCFD
    Lease financing receivables (net of unearned income)                                                3484    2,907,647
  9.                                                                                                    RCFD
    Total assets/4/                                                                                     3368   55,610,248
LIABILITIES
 10.Interest-bearing transaction accounts in domestic offices (NOW accounts, ATS accounts, and          RCON
    telephone and preauthorized transfer accounts) (exclude demand deposits)                            3485      310,095
 11.Nontransaction accounts in domestic offices:
     a.                                                                                                 RCON
       Savings deposits (includes MMDAs)                                                                B563   29,066,619
     b.                                                                                                 RCON
       Time deposits of $100,000 or more                                                                A514     322,212
     c.                                                                                                 RCON
       Time deposits of less than $100,000                                                              A529   1,645,070
 12.                                                                                                    RCFN
    Interest-bearing deposits in foreign offices, EDGE and Agreement subsidiaries, and IBFs             3404   6,092,613
 13.                                                                                                    RCFD
    Federal funds purchased and securities sold under agreements to repurchase                          3353   2,844,693
 14.Other borrowed money (includes mortgage indebtedness and obligations under capitalized              RCFD
    leases)                                                                                             3355   7,835,286

----------
/1/For all items, banks have the option of reporting either (1) an average of DAILY figures for the quarter, or (2) an average of WEEKLY figures (i.e., the Wednesday of each week of the quarter).
/2/Quarterly averages for all debt securities should be based on amortized cost. /3/Quarterly averages for all equity securities should be based on historical cost.
/4/The quarterly average for total assets should reflect all debt securities
   (not held for trading) at amortized cost, equity securities with readily determinable fair values at the lower of cost or fair value, and equity securities without readily determinable fair values at historical cost.

Schedule RC-L-- Derivatives and Off-Balance Sheet Items

Please read carefully the instructions for the preparation of Schedule RC-L. Some of the amounts reported in Schedule RC-L are regarded as volume indicators and not necessarily as measures of risk.

                                                                   Dollar Amounts in Thousands
  1.Unused commitments:
     a.Revolving, open-end lines secured by 1-4 family residential properties, e.g., home               RCFD
       equity lines                                                                                     3814   1,784,749
     b.                                                                                                 RCFD
       Credit card lines                                                                                3815           0
     c.Commercial real estate, construction, and land development:
        (1)                                                                                             RCFD
           Commitments to fund loans secured by real estate                                             3816      97,507
        (2)                                                                                             RCFD
           Commitments to fund loans not secured by real estate                                         6550     118,936
     d.                                                                                                 RCFD
       Securities underwriting                                                                          3817           0
     e.                                                                                                 RCFD
       Other unused commitments                                                                         3818   1,522,122
  2.                                                                                                    RCFD
    Financial standby letters of credit and foreign office guarantees                                   3819      50,523
     a.                                                                                                 RCFD
       Amount of financial standby letters of credit conveyed to others                                 3820         746
  3.                                                                                                    RCFD
    Performance standby letters of credit and foreign office guarantees                                 3821     205,649
     a.                                                                                                 RCFD
       Amount of performance standby letters of credit conveyed to others                               3822       5,987
  4.                                                                                                    RCFD
    Commercial and similar letters of credit                                                            3411      22,007
  5.Participations in acceptances (as described in the instructions) conveyed to others by the          RCFD
    reporting bank                                                                                      3428           0
  6.Securities lent (including customers' securities lent where the customer is indemnified             RCFD
    against loss by the reporting bank)                                                                 3433     425,872
  7.Credit derivatives:
     a.                                                                                                 RCFD
       Notional amount of credit derivatives on which the reporting bank is the guarantor               A534           0
        (1)                                                                                             RCFD
           Gross positive fair value                                                                    C219           0
        (2)                                                                                             RCFD
           Gross negative fair value                                                                    C220           0
     b.                                                                                                 RCFD
       Notional amount of credit derivatives on which the reporting bank is the beneficiary             A535           0
        (1)                                                                                             RCFD
           Gross positive fair value                                                                    C221           0
        (2)                                                                                             RCFD
           Gross negative fair value                                                                    C222           0
  8.                                                                                                    RCFD
    Spot foreign exchange contracts                                                                     8765           0
  9.All other off-balance sheet liabilities (exclude derivatives) (itemize and describe each            RCFD
    component of this item over 25% of Schedule RC, item 28, "Total equity capital")                    3430   3,867,132

     a.                                                                                                 RCFD
       Securities borrowed                                                                              3432   3,867,132
     b.                                                                                                 RCFD
       Commitments to purchase when-issued securities                                                   3434           0
     c.                                                                                                 RCFD
       (TEXT 3555)                                                                                      3555           0
     d.                                                                                                 RCFD
       (TEXT 3556)                                                                                      3556           0

     e.                                                                                                 RCFD
       (TEXT 3557)                                                                                      3557           0
 10.All other off-balance sheet assets (exclude derivatives) (itemize and describe each                 RCFD
    component of this item over 25% of Schedule RC, item 28, "Total equity capital")                    5591           0
     a.                                                                                                 RCFD
       Commitments to sell when-issued securities                                                       3435           0
     b.                                                                                                 RCFD
       (TEXT 5592)                                                                                      5592           0
     c.                                                                                                 RCFD
       (TEXT 5593)                                                                                      5593           0
     d.                                                                                                 RCFD
       (TEXT 5594)                                                                                      5594           0
     e.                                                                                                 RCFD
       (TEXT 5595)                                                                                      5595           0
 11.Year-to-date merchant credit card sales volume:
     a.                                                                                                 RCFD
       Sales for which the reporting bank is the acquiring bank                                         C223           0
     b.                                                                                                 RCFD
       Sales for which the reporting bank is the agent bank with risk                                   C224           0

                                                 (COLUMN A)         (COLUMN B)           (COLUMN C)          (COLUMN D)
                                               INTEREST RATE     FOREIGN EXCHANGE     EQUITY DERIVATIVE     COMMODITY AND
               Dollar Amounts in Thousands       CONTRACTS          CONTRACTS             CONTRACTS        OTHER CONTRACTS
 12.Gross amounts (e.g., notional
    amounts) (for each column, sum of
    items 12.a through 12.e must equal
    sum of items 13 and 14):
     a.                                       RCFD                 RCFD               RCFD                RCFD
       Futures contracts                      8693           0     8694         0     8695          0     8696           0
     b.                                       RCFD                 RCFD               RCFD                RCFD
       Forward contracts                      8697           0     8698         0     8699          0     8700           0
     c.Exchange-traded option contracts:
        (1)                                   RCFD                 RCFD               RCFD                RCFD
           Written options                    8701           0     8702         0     8703          0     8704           0
        (2)                                   RCFD                 RCFD               RCFD                RCFD
           Purchased options                  8705           0     8706         0     8707          0     8708           0
     d.Over-the-counter option contracts:
        (1)                                   RCFD                 RCFD               RCFD                RCFD
           Written options                    8709     173,385     8710         0     8711          0     8712          82
        (2)                                   RCFD                 RCFD               RCFD                RCFD
           Purchased options                  8713     165,334     8714         0     8715          0     8716          82
     e.                                       RCFD                 RCFD               RCFD                RCFD
       Swaps                                  3450   1,546,396     3826         0     8719          0     8720      13,974
 13.Total gross notional amount of            RCFD                 RCFD               RCFD                RCFD
    derivative contracts held for trading     A126   1,685,115     A127         0     8723          0     8724      14,138
 14.Total gross notional amount of                                 RCFD               RCFD                RCFD
    derivative contracts held for             RCFD
    purposes other than trading               8725     200,000     8726         0     8727          0     8728           0
     a.Interest rate swaps where the bank     RCFD
       has agreed to pay a fixed rate         A589           0
 15.Gross fair values of derivative
    contracts:
     a.Contracts held for trading:
        (1)                                   RCFD                 RCFD               RCFD                RCFD
           Gross positive fair value          8733      46,253     8734         0     8735          0     8736       2,680
        (2)                                   RCFD                 RCFD               RCFD                RCFD
           Gross negative fair value          8737      43,070     8738         0     8739          0     8740       2,609

     b.Contracts held for purposes other than trading:

        (1)                                 RCFD              RCFD              RCFD              RCFD
           Gross positive fair value        8741      16,417  8742          0   8743          0   8744           0
        (2)                                 RCFD              RCFD              RCFD              RCFD
           Gross negative fair value        8745           0  8746          0   8747          0   8748           0

Schedule RC-M--Memoranda

                                                              Dollar Amounts in Thousands
  1.Extensions of credit by the reporting bank to its executive officers, directors, principal shareholders, and their related interests as of the report date:
     a.Aggregate amount of all extensions of credit to all executive officers, directors,       RCFD
       principal shareholders, and their related interests                                      6164       3,217
     b.Number of executive officers, directors, and principal shareholders to whom the amount of all extensions of credit by the reporting bank
       (including extensions of credit to related interests) equals or exceeds the lesser of $500,000 or 5 percent of total capital as defined for
       this purpose in agency regulations                                                       RCFD      Number
                                                                                                6165           3
  2.Intangible assets other than goodwill:
     a.                                                                                         RCFD
       Mortgage servicing assets                                                                3164         124
        (1)                                                                                     RCFD
           Estimated fair value of mortgage servicing assets                                    A590         124
     b.                                                                                         RCFD
       Purchased credit card relationships and nonmortgage servicing assets                     B026       2,211
     c.                                                                                         RCFD
       All other identifiable intangible assets                                                 5507       5,261
     d.                                                                                         RCFD
       Total (sum of items 2.a, 2.b, and 2.c) (must equal Schedule RC, item 10.b)               0426       7,596
  3.Other real estate owned:
     a.                                                                                         RCFD
       Direct and indirect investments in real estate ventures                                  5372           0
     b.All other real estate owned:
        (1)                                                                                     RCON
           Construction, land development, and other land in domestic offices                   5508           0
        (2)                                                                                     RCON
           Farmland in domestic offices                                                         5509         466
        (3)                                                                                     RCON
           1-4 family residential properties in domestic offices                                5510       5,058
        (4)                                                                                     RCON
           Multifamily (5 or more) residential properties in domestic offices                   5511           0
        (5)                                                                                     RCON
           Nonfarm nonresidential properties in domestic offices                                5512       1,804
        (6)                                                                                     RCFN
           In foreign offices                                                                   5513           0
     c.                                                                                         RCFD
       Total (sum of items 3.a and 3.b) (must equal Schedule RC, item 7)                        2150       7,328
  4.Investments in unconsolidated subsidiaries and associated companies:
     a.                                                                                         RCFD
       Direct and indirect investments in real estate ventures                                  5374           0
     b.                                                                                         RCFD
       All other investments in unconsolidated subsidiaries and associated companies            5375           0
     c.                                                                                         RCFD
       Total (sum of items 4.a and 4.b) (must equal Schedule RC, item 8)                        2130           0

  5.Other borrowed money:
     a.Federal Home Loan Bank advances:
        (1)                                                                                     RCFD
           With a remaining maturity of one year or less/1/                                     2651   3,472,207
        (2)                                                                                     RCFD
           With a remaining maturity of more than one year through three years                  B565   1,335,199
        (3)                                                                                     RCFD
           With a remaining maturity of more than three years                                   B566   1,950,000
     b.Other borrowings:
        (1)                                                                                     RCFD
           With a remaining maturity of one year or less                                        B571     312,355
        (2)                                                                                     RCFD
           With a remaining maturity of more than one year through three years                  B567      10,639
        (3)                                                                                     RCFD
           With a remaining maturity of more than three years                                   B568       1,295
     c.                                                                                         RCFD
       Total (sum of items 5.a.(1) through 5.b.(3) must equal Schedule RC, item 16)             3190   7,081,695
  6.Does the reporting bank sell private label or third party mutual funds and annuities?       RCFD      YES/NO
                                                                                                B569         Yes
  7.                                                                                            RCFD
    Assets under the reporting bank's management in proprietary mutual funds and annuities      B570           0

----------
 /1/ Includes overnight Federal Home Loan Bank advances.

Schedule RC-N--Past Due and Nonaccrual Loans, Leases, and Other Assets

                                                                 (COLUMN A)           (COLUMN B)
                                                                 PAST DUE 30        PAST DUE 90 DAYS
                                                               THROUGH 89 DAYS      OR MORE AND STILL        (COLUMN C)
                                Dollar Amounts in thousands   AND STILL ACCRUING        ACCRUING             NONACCRUAL
  1.Loans secured by real estate:
     a.Construction, land development, and other land loans     RCON                  RCON                  RCON
       in domestic offices                                      2759         856      2769           0      3492         729
     b.                                                         RCON                  RCON                  RCON
       Secured by farmland in domestic offices                  3493       1,078      3494           0      3495         972
     c.Secured by 1-4 family residential properties in
        domestic offices:
        (1)Revolving, open-end loans secured by 1-4 family
           residential properties and extended under lines      RCON                  RCON                  RCON
           of credit                                            5398       2,403      5399         191      5400       3,175
        (2)Closed-end loans secured by 1-4 family
           residential properties
                                                                RCON                  RCON                  RCON
           (a) Secured by first liens                           C236     131,366      C237       7,019      C229      19,475
                                                                RCON                  RCON                  RCON
           (b) Secured by junior liens                          C238       9,649      C239       1,426      C230          67
     d.Secured by multifamily (5 or more) residential           RCON                  RCON                  RCON
       properties in domestic offices                           3499          84      3500           0      3501         323
     e.Secured by nonfarm nonresidential properties in          RCON                  RCON                  RCON
       domestic offices                                         3502       3,549      3503          32      3504      10,291
     f.In foreign offices                                       RCFN           0      RCFN           0      RCFN           0

                                                                B572                  B573                  B574
  2.Loans to depository institutions and acceptances of
    other banks:
     a.                                                         RCFD                  RCFD                  RCFD
       To U.S. banks and other U.S. depository institutions     5377           0      5378           0      5379           0
     b.                                                         RCFD                  RCFD                  RCFD
       To foreign banks                                         5380           0      5381           0      5382           0
  3.Loans to finance agricultural production and other          RCFD                  RCFD                  RCFD
    loans to farmers                                            1594       1,817      1597           0      1583       2,104
  4.Commercial and industrial loans:
     a.                                                         RCFD                  RCFD                  RCFD
       To U.S. addressees (domicile)                            1251      32,193      1252         802      1253      97,400
     b.                                                         RCFD                  RCFD                  RCFD
       To non-U.S. addressees (domicile)                        1254           0      1255           0      1256           0
  5.Loans to individuals for household, family, and other
    personal expenditures:
     a.                                                         RCFD                  RCFD                  RCFD
       Credit cards                                             B575           0      B576           0      B577           0
     b.Other (includes single payment, installment, all
       student loans, and revolving credit plans other than     RCFD                  RCFD                  RCFD
       credit cards)                                            B578      12,877      B579       8,972      B580         777
  6.                                                            RCFD                  RCFD                  RCFD
    Loans to foreign governments and official institutions      5389           0      5390           0      5391           0
  7.                                                            RCFD                  RCFD                  RCFD
    All other loans                                             5459         703      5460         105      5461         318
  8.Lease financing receivables:
     a.                                                         RCFD                  RCFD                  RCFD
       Of U.S. addressees (domicile)                            1257      32,924      1258           0      1259      67,816
     b.                                                         RCFD                  RCFD                  RCFD
       Of non-U.S. addressees (domicile)                        1271           0      1272           0      1791           0
  9.Debt securities and other assets (exclude other real        RCFD                  RCFD                  RCFD
    estate owned and other repossessed assets)                  3505           0      3506           0      3507           0
Amounts reported in Schedule RC-N, items 1 through 8, above include guaranteed and unguaranteed portions of past due and nonaccrual loans and leases. Report in item 10 below certain guaranteed loans and leases that have already been included in the amounts reported in items 1 through 8.
 10.Loans and leases reported in items 1 through 8 above
    which are wholly or partially guaranteed by the U.S.        RCFD                  RCFD                  RCFD
    Government                                                  5612       6,239      5613       6,642      5614         222
     a.Guaranteed portion of loans and leases included in       RCFD                  RCFD                  RCFD
       item 10 above                                            5615       6,162      5616       6,598      5617         113

Memoranda

                                                                 (COLUMN A)           (COLUMN B)
                                                                 PAST DUE 30        PAST DUE 90 DAYS
                                                               THROUGH 89 DAYS      OR MORE AND STILL        (COLUMN C)
                                Dollar Amounts in thousands   AND STILL ACCRUING        ACCRUING             NONACCRUAL
  1.Restructured loans and leases included in Schedule
    RC-N, items 1 through 8, above (and not reported in         RCFD                  RCFD                  RCFD
    Schedule RC-C, Part I, Memorandum item 1)                   1658           0      1659           0      1661           0
  2.Loans to finance commercial real estate, construction,
    and land development activities (not secured by real        RCFD                  RCFD                  RCFD
    estate) included in Schedule RC-N, items 4 and 7, above     6558       1,316      6559           0      6560         982
  3.Loans secured by real estate to non-U.S. addressees         RCFD                  RCFD                  RCFD
    (domicile) (included in Schedule RC-N, item 1, above)       1248           0      1249           0      1250           0
  4.Not applicable
  5.Loans and leases held for sale (included in Schedule        RCFD                  RCFD                  RCFD
    RC-N, items 1 through 8,above)                              C240      92,158      C241       9,584      C226       1,565

                                                                                (COLUMN A)           (COLUMN B)
                                                                               PAST DUE 30        PAST DUE 90 DAYS
                                                                                THROUGH 89             OR MORE
                                             Dollar Amounts in thousands
  6.Interest rate, foreign exchange rate, and other commodity and equity       RCFD                   RCFD
    contracts: Fair value of amounts carried as assets                         3529         0         3530        0

Schedule RC-O - Other Data for Deposit Insurance and FICO Assessments

                                                                  Dollar Amounts in Thousands
  1.Unposted debits (see instructions):
     a.                                                                                            RCON
       Actual amount of all unposted debits                                                        0030             0
    OR
     b.Separate amount of unposted debits:
        (1)                                                                                        RCON
           Actual amount of unposted debits to demand deposits                                     0031             0
        (2)                                                                                        RCON
           Actual amount of unposted debits to time and savings deposits /1/                       0032             0
  2.Unposted credits (see instructions):
     a.                                                                                            RCON
       Actual amount of all unposted credits                                                       3510             0
     OR
     b.Separate amount of unposted credits:
        (1)                                                                                        RCON
           Actual amount of unposted credits to demand deposits                                    3512             0
        (2)                                                                                        RCON
           Actual amount of unposted credits to time and savings deposits /1/                      3514             0
  3.Uninvested trust funds (cash) held in bank's own trust department (not included in total       RCON
    deposits in domestic offices)                                                                  3520             0
  4.Deposits of consolidated subsidiaries in domestic offices and in insured branches in Puerto
    Rico and U.S. territories and possessions (not included in total deposits):
     a.                                                                                            RCON
       Demand deposits of consolidated subsidiaries                                                2211     1,381,756
     b.                                                                                            RCON
       Time and savings deposits/1/ of consolidated subsidiaries                                   2351             0
     c.                                                                                            RCON
       Interest accrued and unpaid on deposits of consolidated subsidiaries                        5514             0
  5.Deposits in insured branches in Puerto Rico and U.S. territories and possessions:
     a.                                                                                            RCON
       Demand deposits in insured branches (included in Schedules RC-E, Part II)                   2229             0
     b.                                                                                            RCON
       Time and savings deposits1 in insured branches (included in Schedule RC-E, Part II)         2383             0
     c.Interest accrued and unpaid on deposits in insured branches (included in Schedule RC-G,     RCON
        item 1.b.)                                                                                 5515             0
  6.Reserve balances actually passed through to the Federal Reserve by the reporting bank on behalf of its respondent depository institutions that are also reflected as deposit liabilities of the reporting bank:
     a.                                                                                            RCON
       Amount reflected in demand deposits (included in Schedule RC-E, Part I, item 7, column B    2314             0
     b.Amount reflected in time and savings deposits1 (included in Schedule RC-E, Part I, item     RCON
       7, column A or C, but not column B)                                                         2315             0
  7.Unamortized premiums and discounts on time and savings deposits: /1/, /2/

     a.                                                                                            RCON
       Unamortized premiums                                                                        5516             0
     b.                                                                                            RCON
       Unamortized discounts                                                                       5517           109
  8.To be completed by banks with "Oakar deposits."
     a.Deposits purchased or acquired from other FDIC-insured institutions during the quarter (exclude deposits purchased or acquired from foreign offices other than insured branches in Puerto Rico and U.S. territories and possessions):
        (1)Total deposits purchased or acquired from other FDIC-insured institutions during the    RCON
           quarter                                                                                 A531             0
        (2)Amount of purchased or acquired deposits reported in item 8.a.(1) above attributable
           to a secondary fund (i.e., BIF members report deposits attributable to SAIF; SAIF       RCON
           members report deposits attributable to BIF)                                            A532             0
     b.Total deposits sold or transferred to other FDIC-insured institutions during the quarter
       (exclude sales or transfers by the reporting bank of deposits in foreign offices other      RCON
       than insured branches in Puerto Rico and U.S. territories and possessions)                  A533             0
  9.                                                                                               RCON
    Deposits in lifeline accounts                                                                  5596           N/A
 10.Benefit-responsive "Depository Institution Investment Contracts" (included in total            RCON
    deposits in domestic offices)                                                                  8432             0
 11.Adjustments to demand deposits in domestic offices and in insured branches in Puerto Rico and U.S. territories and possessions reported in Schedule RC-E for certain reciprocal demand balances:
     a.Amount by which demand deposits would be reduced if the reporting bank's reciprocal demand balances with the domestic offices of U.S. banks and savings associations and
       insured branches in Puerto Rico and U.S. territories and possessions that were reported     RCON
       on a gross basis in Schedule RC-E had been reported on a net basis                          8785             0
     b.Amount by which demand deposits would be increased if the reporting bank's reciprocal demand balances with foreign banks and foreign offices of other U.S. banks (other than
       insured branches in Puerto Rico and U.S. territories and possessions) that were reported    RCON
       on a net basis in Schedule RC-E had been reported on a gross basis                          A181             0
     c.Amount by which demand deposits would be reduced if cash items in process of collection were included in the calculation of the reporting bank's net reciprocal demand balances
       with the domestic offices of U.S. banks and savings associations and insured branches in    RCON
       Puerto Rico and U.S. territories and possessions in Schedule RC-E                           A182             0
 12.Amount of assets netted against deposit liabilities in domestic offices and in insured branches in Puerto Rico and U.S. territories and possessions on the balance sheet (Schedule RC) in accordance with generally accepted accounting principles (exclude amounts related to reciprocal demand balances):
     a.                                                                                            RCON
       Amount of assets netted against demand deposits                                             A527             0
     b.                                                                                            RCON
       Amount of assets netted against time and savings deposits                                   A528             0
Memoranda (to be completed each quarter except as noted)
  1.Total deposits in domestic offices of the bank and in insured branches in
    Puerto Rico and U.S. territories and possessions (sum of Memorandum items
    1.a.(1) and 1.b.(1) must equal the sum of Schedule RC, item 13.a, and
    Schedule RC-O, items 5.a and 5.b):
     a.Deposit account of $100,000 or less:
        (1)                                                                                        RCON
           Amount of deposit accounts of $100,000 or less                                          2702     9,248,415
        (2)Number of deposit accounts of $100,000 or less (to be completed for the June report     RCON
           only)                                                                                   3779        Number
                                                                                                                  N/A
     b.Deposit accounts of more than $100,000:
        (1)                                                                                        RCON
           Amount of deposit accounts of more than $100,000                                        2710    23,615,078

                                                                                                               2710
        (2)Number of deposit accounts of more than $100,000                                                    RCON       Number
                                                                                                               2722       18,448

  2.Memorandum item 2 is to be completed by all banks.
    Estimated amount of uninsured deposits in domestic offices of the bank and in insured                      RCON
    branches in Puerto Rico and U.S. territories and possessions (see instructions)                            5597   21,770,278
  3.Has the reporting institution been consolidated with a parent bank or savings association in that parent bank's or parent saving association's
    Call Report or Thrift Financial Report? If so, report the legal title and
    FDIC Certificate Number of the parent bank or parent savings association:                                      FDIC Cert No.
                                                                                                               RCON
    (TEXT A545)                                                                                                A545            0

----------
 /1/For FDIC insurance and FICO assessment purposes, "time and savings deposits" consists of nontransaction accounts and all transaction accounts other than demand deposits
 /2/Exclude core deposit intangibles.


Schedule RC-R--Regulatory Capital

                                                                     Dollar Amounts in Thousands
Tier 1 capital
  1.                                                                                                RCFD
    Total equity capital (from Schedule RC, item 28)                                                3210     4,079,693
  2.LESS: Net unrealized gains (losses) on available-for-sale securities/1/ (if a gain, report as   RCFD
    a positive value; if a loss, report as a negative value)                                        8434        53,795
  3.LESS: Net unrealized loss on available-for-sale EQUITY securities/1/ (report loss as a          RCFD
    positive value)                                                                                 A221             0
  4.LESS: Accumulated net gains (losses) on cash flow hedges/1/ (if a gain, report as a positive    RCFD
    value; if a loss, report as a negative value)                                                   4336             0
  5.                                                                                                RCFD
    LESS: Nonqualifying perpetual preferred stock                                                   B588             0
  6.                                                                                                RCFD
    Qualifying minority interests in consolidated subsidiaries                                      B589             0
  7.                                                                                                RCFD
    LESS: Disallowed goodwill and other disallowed intangible assets                                B590       346,866
  8.                                                                                                RCFD
    Subtotal (sum of items 1 and 6, less items 2, 3, 4, 5, and 7)                                   C227     3,679,032
  9.                                                                                                RCFD
    a. LESS: Disallowed servicing assets and purchased credit card relationships                    B591            12
                                                                                                    RCFD
    b. LESS: Disallowed deferred tax assets                                                         5610             0
 10.                                                                                                RCFD
    Other additions to (deductions from) Tier 1 capital                                             B592             0
 11.                                                                                                RCFD
    Tier 1 capital (sum of items 8,and 10, less items 9.a and 9.b)                                  8274     3,679,020
Tier 2 Capital
 12.                                                                                                RCFD
    Qualifying subordinated debt and redeemable preferred stock                                     5306             0
 13.                                                                                                RCFD
    Cumulative perpetual preferred stock includible in Tier 2 capital                               B593             0
 14.                                                                                                RCFD
    Allowance for loan and lease losses includible in Tier 2 capital                                5310       284,263

 15.                                                                                                RCFD
    Unrealized gains on available-for-sale equity securities includible in Tier 2 capital           2221           320
 16.                                                                                                RCFD
    Other Tier 2 capital components                                                                 B594             0
 17.                                                                                                RCFD
    Tier 2 capital (sum of items 12 through 16)                                                     5311       284,583
 18.                                                                                                RCFD
    Allowable Tier 2 capital (lesser of item 11 or 17)                                              8275       284,583
 19.                                                                                                RCFD
    Tier 3 capital allocated for market risk                                                        1395             0
 20.                                                                                                RCFD
    LESS: Deductions for total risk-based capital                                                   B595             0
 21.                                                                                                RCFD
    Total risk-based capital (sum of items 11, 18, and 19, less item 20)                            3792     3,963,603
TOTAL ASSETS FOR LEVERAGE RATIO
 22.                                                                                                RCFD
    Average total assets (from Schedule RC-K, item 9)                                               3368    55,610,248
 23.                                                                                                RCFD
    LESS: Disallowed goodwill and other disallowed intangible assets (from item 7 above)            B590       346,866
 24.LESS: Disallowed servicing assets and purchased credit card relationships (from item 9.a        RCFD
    above)                                                                                          B591            12
 25.                                                                                                RCFD
    LESS: Disallowed deferred tax assets (from item 9.b above)                                      5610             0
 26.                                                                                                RCFD
    LESS: Other deductions from assets for leverage capital purposes                                B596             0
 27.                                                                                                RCFD
    Average total assets for leverage capital purposes (item 22 less items 23 through 26)           A224    55,263,370
ADJUSTMENTS FOR FINANCIAL SUBSIDIARIES
 28.                                                                                                RCFD
    a. Adjustment to Tier 1 capital reported in item 11                                             C228             0
                                                                                                    RCFD
    b. Adjustment to total risk-based capital reported in item 21                                   B503             0
 29.                                                                                                RCFD
    Adjustment to risk-weighted assets reported in item 62                                          B504             0
 30.                                                                                                RCFD
    Adjustment to average total assets reported in item 27                                          B505             0

CAPITAL RATIOS
(Column B is to be completed by all banks. Column A is to be completed by               (COLUMN A)                (COLUMN B)
 banks with financial subsidiaries.)                                                    PERCENTAGE                PERCENTAGE
 31.                                                                                 RCFD                      RCFD
    Tier 1 leverage ratio/2/                                                         7273            0         7204        6.66
 32.                                                                                 RCFD                      RCFD
    Tier 1 risk-based capital ratio/3/                                               7274            0         7206       12.53
 33.                                                                                 RCFD                      RCFD
    Total risk-based capital ratio/4/                                                7275            0         7205        13.5

Banks are not required to risk-weight each on-balance sheet asset and the credit equivalent amount of each off-balance sheet item that qualifies for a risk weight of less than 100 percent (50 percent for derivatives) at its lower risk weight. When completing items 34 through 54 of Schedule RC-R, each bank should decide for itself how detailed a risk-weight analysis it wishes to perform. In other words, a bank can choose from among its assets and off-balance sheet items that have a risk weight of less than 100 percent which ones to risk-weight at an appropriate lower risk weight, or it can simply risk-weight some or all of these items at a 100 percent risk weight (50 percent for derivatives).

                                           (COLUMN A)    (COLUMN B)    (COLUMN C)    (COLUMN D)    (COLUMN E)    (COLUMN F)
                                             TOTALS      ITEMS NOT
                                             (FROM       SUBJECT TO           ALLOCATION BY RISK WEIGHT CATEGORY
          Dollar Amounts in Thousands      SCHEDULE       RISK-           0%            20%           50%          100%
                                              RC)        WEIGHTING
BALANCE SHEET ASSET CATEGORIES
 34.Cash and balances due from
    depository institutions (Column A
    equals the sum of Schedule RC,
    items 1.a and 1.b)                      RCFD 0010                   RCFD B600     RCFD B601                   RCFD B602
                                            1,884,467                     253,483     1,630,984                           0
 35.Held-to-maturity securities             RCFD 1754     RCFD B603     RCFD B604     RCFD B605     RCFD B606     RCFD B607
                                                    0             0             0             0             0             0
 36.Available-for-sale securities           RCFD 1773     RCFD B608     RCFD B609     RCFD B610     RCFD B611     RCFD B612
                                            1,613,776        86,370       415,356       709,232       104,557       298,261
 37.Federal funds sold and securities
    purchased under agreements to
    resell                                  RCFD C225                   RCFD C063     RCFD C064                   RCFD B520
                                            8,278,225                           0     8,278,225                           0
 38.Loans and leases held for sale          RCFD 5369     RCFD B617     RCFD B618     RCFD B619     RCFD B620     RCFD B621
                                           21,079,237             0             0     2,560,827    18,516,845         1,565
 39.Loans and leases, net of unearned
    income/5/                               RCFD B528     RCFD B622     RCFD B623     RCFD B624     RCFD B625     RCFD B626
                                           18,011,762             0             0     3,274,248     2,459,113     12,278,401
 40.LESS: Allowance for loan and lease
    losses                                  RCFD 3123     RCFD 3123
                                              284,263       284,263
 41.Trading assets                          RCFD 3545     RCFD B627     RCFD B628     RCFD B629     RCFD B630     RCFD B631
                                              367,486        48,914             0       318,572             0             0
 42.All other assets/6/                     RCFD B639     RCFD B640     RCFD B641     RCFD B642     RCFD B643     RCFD 5339
                                            1,892,510       346,878        87,679       422,612        74,869       960,472
 43.Total assets (sum of items 34
     through 42)                            RCFD 2170     RCFD B644     RCFD 5320     RCFD 5327     RCFD 5334     RCFD 5340
                                           52,843,200       197,899       756,518    17,194,700    21,155,384    13,538,699

                                        (COLUMN A)     CREDIT     (COLUMN B)   (COLUMN C)   (COLUMN D)   (COLUMN E)   (COLUMN F)
                                        FACE VALUE   CONVERSION     CREDIT            ALLOCATION BY RISK WEIGHT CATEGORY
                                            OR         FACTOR     EQUIVALENT       0%           20%          50%         100%
                                         NOTIONAL                 AMOUNT/7/
        Dollar Amounts in Thousands       AMOUNT
DERIVATIVES AND OFF-BALANCE SHEET
ITEMS
 44.Financial standby letters of
    credit                               RCFD B546                 RCFD B547    RCFD B548    RCFD B581    RCFD B582    RCFD B583
                                            50,523         1.00       50,523            0            0            0       50,523
 45.Performance standby letters of
    credit                               RCFD 3821                 RCFD B650    RCFD B651    RCFD B652    RCFD B653    RCFD B654
                                           205,649         0.50      102,825            0            0            0      102,825
 46.Commercial and similar letters
    of credit                            RCFD 3411                 RCFD B655    RCFD B656    RCFD B657    RCFD B658    RCFD B659
                                            22,007         0.20        4,401            0            0            0        4,401
 47.Risk participations in bankers
    acceptances acquired by the
    reporting institution                RCFD 3429                 RCFD B660    RCFD B661    RCFD B662                 RCFD B663
                                                 0         1.00            0            0            0                         0
 48.Securities lent                      RCFD 3433                 RCFD B664    RCFD B665    RCFD B666    RCFD B667    RCFD B668
                                           425,872         1.00      425,872            0      425,872            0            0

 49.Retained recourse on small           RCFD A250                 RCFD B669    RCFD B670    RCFD B671    RCFD B672    RCFD B673
    business obligations sold with
    recourse                                     0         1.00            0            0            0            0            0

 50.Recourse and direct credit           RCFD B541                 RCFD B542                                           RCFD B543
    substitutes (other than financial
    standby letters of credit) subject
    to the lowlevel exposure rule and
    residual interests subject to a
    dollar-for-dollar capital
    requirement                                  0         12.5*           0                                                   0

 51.All other financial assets
    sold with recourse                   RCFD B675                 RCFD B676    RCFD B677    RCFD B678    RCFD B679    RCFD B680
                                                 0         1.00            0            0            0            0            0
 52.All other off-balance sheet
    liabilities                          RCFD B681                 RCFD B682    RCFD B683    RCFD B684    RCFD B685    RCFD B686
                                                 0         1.00            0            0            0            0            0
 53.Unused commitments with an
    original maturity exceeding
    one year                             RCFD 3833                 RCFD B687    RCFD B688    RCFD B689    RCFD B690    RCFD B691
                                         3,074,296         0.50    1,537,148            0        1,604       11,925    1,523,619
 54.Derivative contracts                                           RCFD A167    RCFD B693    RCFD B694    RCFD B695
                                                                      77,408            0       34,743       42,665

                                                                               (Column C)   (Column D)   (Column E)   (Column F)
                                                                                     Allocation by Risk Weight Category
                                                 Dollar Amounts in Thousands       0%          20%           50%         100%
TOTALS
 55.Total assets, derivatives, and off-balance sheet items by risk
    weight category (for each column, sum of items 43 through 54)               RCFD B696    RCFD B697    RCFD B698    RCFD B699
                                                                                  756,518   17,656,919   21,209,974   15,220,067
 56.Risk weight factor                                                          x 0%        x 20%        x 50%        x 100%
 57.Risk-weighted assets by risk weight category (for each column,
    item 55 multiplied by item 56)                                              RCFD B700    RCFD B701    RCFD B702    RCFD B703
                                                                                        0    3,531,384   10,604,987   15,220,067
 58.Market risk equivalent assets                                                                                      RCFD 1651
                                                                                                                               0
 59.Risk-weighted assets before deductions for excess allowance for loan and lease losses and allocated transfer risk reserve (sum of item 57,
    columns C through F, and item 58)                                                                                  RCFD B704
                                                                                                                      29,356,438
 60.LESS: Excess allowance for loan and lease losses                                                                   RCFD A222
                                                                                                                               0
 61.LESS: Allocated transfer risk reserve                                                                              RCFD 3128
                                                                                                                               0
 62.Total risk-weighted assets (item 59 minus items 60 and 61)                                                         RCFD A223
                                                                                                                      29,356,438

Memoranda

                                                                          Dollar Amounts in Thousands

  1.Current credit exposure across all derivative contracts covered by the risk-based capital                  RCFD
    standards.                                                                                                 8764       65,350

                                                                                    (Column B) Over
                                                          (Column A) One            one year through         (Column C) Over
                                                           year or less               five years               five years
  2.Notional principal amounts of derivative
    contracts:/8/
     a.                                                    RCFD                      RCFD                      RCFD
       Interest rate contracts                             3809      470,629         8766      817,678         8767      423,423
     b.                                                    RCFD                      RCFD                      RCFD
       Foreign exchange contracts                          3812            0         8769            0         8770            0
     c.                                                    RCFD                      RCFD                      RCFD
       Gold contracts                                      8771            0         8772            0         8773            0
     d.                                                    RCFD                      RCFD                      RCFD
       Other precious metals contracts                     8774            0         8775            0         8776            0
     e.                                                    RCFD                      RCFD                      RCFD
       Other commodity contracts                           8777        3,404         8778       10,652         8779            0
     f.                                                    RCFD                      RCFD                      RCFD
       Equity derivative contracts                         A000            0         A001            0         A002            0

----------
 *Or institution-specific factor.
 /1/Report amount included in Schedule RC, item 26.b, "Accumulated other comprehensive income."
 /2/The ratio for column B is item 11 divided by item 27. The ratio for column A is item 11 minus one half of item 28 divided by (item 27 minus item 30). /3/The ratio for column B is item 11 divided by item 62. The ratio for column A is item 11 minus one half of item 28 divided by (item 62 minus item 29). /4/The ratio for column B is item 21 divided by item 62. The ratio for column A is item 21 minus item 28 divided by (item 62 minus item 29).
 /5/Include any allocated transfer risk reserve in column B
 /6/Includes premises and fixed assets, other real estate owned, investments in unconsolidated subsidiaries and associated companies, customers' liability on acceptances outstanding, intangible assets, and other assets.
 /7/Column A multiplied by credit conversion factor.
 /8/Exclude foreign exchange contracts with an original maturity of 14 days or less and all futures contracts.

Schedule RC-S--Servicing, Securitization and Asset Sale Activities

                                        (Column A)   (Column B)   (Column C)   (Column D)   (Column E)   (Column F)   (Column G)
                                        1-4 Family      Home        Credit     Auto Loans     Other      Commercial   All Other
                                         Equity        Lines         Card                    Consumer       and       Loans and
                                        Residentia                Receivables                   Loans      Industrial   All Leases
           Dollar Amounts in Thousands   l  Loans                                                          Loans
Bank Securitization Activities
  1.Outstanding principal balance
    of assets sold and securitized
    by the reporting bank with
    servicing retained or with
    recourse or other
    seller-provided credit
    enhancements                         RCFD B705    RCFD B706    RCFD B707    RCFD B708    RCFD B709    RCFD B710    RCFD B711
                                                 0            0            0            2            0            0            0
  2.Maximum amount of credit exposure
    arising from recourse or other
    seller-provided credit enhancements
    provided to structures reported in
    item 1 in the form of:

     a.Retained interest-only
       strips (included in
       Schedules RC-B or RC-F or
       in Schedule RC, item 5)           RCFD B712    RCFD B713    RCFD B714    RCFD B715    RCFD B716    RCFD B717    RCFD B718
                                                 0            0            0            0            0            0            0
     b.Standby letters of credit,
       subordinated securities,
       and other enhancements            RCFD B719    RCFD B720    RCFD B721    RCFD B722    RCFD B723    RCFD B724    RCFD B725
                                                 0            0            0            0            0            0            0
  3.Reporting bank's unused
    commitments to provide
    liquidity to structures
    reported in item 1                   RCFD B726    RCFD B727    RCFD B728    RCFD B729    RCFD B730    RCFD B731    RCFD B732
                                                 0            0            0            0            0            0            0
  4.Past due loan amounts included
    in item 1:
     a.30-89 days past due               RCFD B733    RCFD B734    RCFD B735    RCFD B736    RCFD B737    RCFD B738    RCFD B739
                                                 0            0            0            0            0            0            0
     b.90 days or more past due          RCFD B740    RCFD B741    RCFD B742    RCFD B743    RCFD B744    RCFD B745    RCFD B746
                                                 0            0            0            0            0            0            0
  5.Charge-offs and recoveries on
    assets sold and securitized with
    servicing retained or with recourse
    or other seller-provided credit
    enhancements (calendar
    year-to-date):
     a.Charge-offs                       RIAD B747    RIAD B748    RIAD B749    RIAD B750    RIAD B751    RIAD B752    RIAD B753
                                                 0            0            0            0            0            0            0
     b.Recoveries                        RIAD B754    RIAD B755    RIAD B756    RIAD B757    RIAD B758    RIAD B759    RIAD B760
                                                 0            0            0            0            0            0            0
  6.Amount of ownership (or
    seller's) interests carried as:
     a.Securities (included in
       Schedule RC-B or in
       Schedule RC, item 5)                           RCFD B761    RCFD B762                              RCFD B763
                                                              0            0                                      0
     b.Loans (included in Schedule
       RC-C)                                          RCFD B500    RCFD B501                              RCFD B502
                                                              0            0                                      0
  7.Past due loan amounts included
    in interests reported in item
    6. a:
     a.30-89 days past due                            RCFD B764    RCFD B765                              RCFD B766
                                                              0            0                                      0
     b.90 days or more past due                       RCFD B767    RCFD B768                              RCFD B769
                                                              0            0                                      0
  8.Charge-offs and recoveries on
    loan amounts included in
    interests reported in item 6.a
     (calendar year-to-date):
     a.Charge-offs                                    RIAD B770    RIAD B771                              RIAD B772
                                                              0            0                                      0
     b.Recoveries                                     RIAD B773    RIAD B774                              RIAD B775
                                                              0            0                                      0
FOR SECURITIZATION FACILITIES

SPONSORED BY OR OTHERWISE
ESTABLISHED BY OTHER INSTITUTIONS

  9.Maximum amount of credit exposure
    arising from credit enhancements
    provided by the reporting bank to
    other institutions' securitization
    structures in the form of standby
    letters of credit, purchased
    subordinated securities, and
    other enhancements                   RCFD B776    RCFD B777    RCFD B778    RCFD B779    RCFD B780    RCFD B781    RCFD B782
                                                 0            0            0            0            0            0            0
 10.Reporting bank's unused
    commitments to provide
    liquidity to other
    institutions' securitization
    structures                           RCFD B783    RCFD B784    RCFD B785    RCFD B786    RCFD B787    RCFD B788    RCFD B789
                                                 0            0            0            0            0            0            0
BANK ASSET SALES
 11.Assets sold with recourse or
    other seller-provided credit
    enhancements and not
    securitized                          RCFD B790    RCFD B791    RCFD B792    RCFD B793    RCFD B794    RCFD B795    RCFD B796
                                                 0            0            0            0            0            0            0
 12.Maximum amount of credit
    exposure arising from recourse
    or other seller-provided
    credit enhancements provided
    to assets reported in item 11        RCFD B797    RCFD B798    RCFD B799    RCFD B800    RCFD B801    RCFD B802    RCFD B803
                                                 0            0            0            0            0            0            0

Memoranda

                                                                     Dollar Amounts in Thousands
  1.Small business obligations transferred with recourse under Section 208 of the Riegle Community Development and Regulatory Improvement Act of 1994:
     a.                                                                                                        RCFD
       Outstanding principal balance                                                                           A249            0
     b.                                                                                                        RCFD
       Amount of retained recourse on these obligations as of the report date                                  A250            0
  2.Outstanding principal balance of assets serviced for others:
     a.1-4 family residential mortgages serviced with recourse or other servicer-provided                      RCFD
       credit enhancements                                                                                     B804            0
     b.1-4 family residential mortgages serviced with no recourse or other servicer- provided                  RCFD
       credit enhancements                                                                                     B805          184
     c.                                                                                                        RCFD
       Other financial assets/1/                                                                               A591       53,451
  3.Asset-backed commercial paper conduits:
     a.Maximum amount of credit exposure arising from credit enhancements provided to conduit structures in the form of standby letters of credit, subordinated securities, and other enhancements:
        (1)                                                                                                    RCFD
           Conduits sponsored by the bank, a bank affiliate, or the bank's holding company                     B806            0

        (2)                                                                                      RCFD
           Conduits sponsored by other unrelated institutions                                    B807           0
     b.Unused commitments to provide liquidity to conduit structures:

        (1)                                                                                      RCFD
           Conduits sponsored by the bank, a bank affiliate, or the bank's holding company       B808           0
        (2)                                                                                      RCFD
           Conduits sponsored by other unrelated institutions                                    B809           0

----------
 /1/ Memorandum item 2.c is to be completed , if the principal balance of other financial assets serviced for others is more than $10 million.

Schedule RC-T--Fiduciary and Related Services

Items 12 through 23 and Memorandum item 4 will not be made available to the public on an individual institution basis.

                                                                                                             YES/NO
  1.Does the institution have fiduciary powers? (If "NO," do not complete                        RCFD         Yes
    Schedule RC-T)                                                                               A345
  2.                                                                                             RCFD         Yes
    Does the institution exercise the fiduciary powers it has been granted?                      A346
  3.Does the institution have any fiduciary or related activity (in the form of                  RCFD         Yes
    assets or accounts) to report in this schedule? (If "NO," do not complete                    B867
    the rest of Schedule RC-T.)
If the answer to item 3 is "YES," complete the applicable items of Schedule
RC-T, as follows:
Institutions with total fiduciary assets (item 9, sum of columns A and B)
greater than $250 million (as of the preceding December 31) or with gross fiduciary and related services income greater than 10% of revenue (net interest income plus noninterest income) for the preceding calendar year must complete:
- Items 4 through 19.a quarterly,
- Items 20 through 23 annually with the December report, and
- Memorandum items 1 through 4 annually with the December report.
Institutions with total fiduciary assets (item 9, sum of columns A and B)
greater than $100 million but less than or equal to $250 million (as of the preceding December 31) that do not meet the fiduciary income test for quarterly reporting must complete:
- Items 4 through 23 annually with the December report, and
- Memorandum items 1 through 4 annually with the December report.
Institutions with total fiduciary assets (item 9, sum of columns A and B) of
$100 million or less (as of the preceding December 31) that do not meet the fiduciary income test for quarterly reporting must complete:
- Items 4 through 11 annually with the December report, and
- Memorandum items 1 through 3 annually with the December report.

                                                                                                 (COLUMN C)    (COLUMN D)
                                                                     (COLUMN A)    (COLUMN B)      NUMBER         NUMBER
                                                                       MANAGED     NON-MANAGED       0F            OF
                                                                       ASSETS        ASSETS        MANAGED     NON-MANAGED
                                         Dollar Amounts in Thousands                               ACCOUNTS      ACCOUNTS
FIDUCIARY AND RELATED ASSETS
  4.Personal trust and agency accounts                                 RCFD B868     RCFD B869     RCFD B870     RCFD B871
                                                                       6,034,866       632,889         7,519           172

  5.Retirement related trust and agency accounts:
     a.Employee benefit-defined contribution                           RCFD B872     RCFD B873     RCFD B874     RCFD B875
                                                                       2,139,708    22,376,928            94         2,607
     b.Employee benefit-defined benefit                                RCFD B876     RCFD B877     RCFD B878     RCFD B879
                                                                       2,949,061    14,409,559            83           457
     c.Other retirement accounts                                       RCFD B880     RCFD B881     RCFD B882     RCFD B883
                                                                       2,213,818     4,287,449         1,350           574
  6.Corporate trust and agency accounts                                RCFD B884     RCFD B885     RCFD C001     RCFD C002
                                                                       1,069,877    49,101,956            61        12,766
  7.Investment management agency accounts                              RCFD B886                   RCFD B888
                                                                         264,214                         281
  8.Other fiduciary accounts                                           RCFD B890     RCFD B891     RCFD B892     RCFD B893
                                                                         358,950     2,632,971           105           392
  9.Total fiduciary accounts (sum of items 4 through 8)                RCFD B894     RCFD B895     RCFD B896     RCFD B897
                                                                      15,030,494    93,441,752         9,493        16,968
 10.Custody and safekeeping accounts                                                 RCFD B898                   RCFD B899
                                                                                   168,972,172                       3,540
 11.Fiduciary accounts held in foreign offices (included in items 9    RCFN B900     RCFN B901     RCFN B902     RCFN B903
    and 10)                                                                    0             0             0             0

Memoranda
  1.Managed assets held in personal trust and agency accounts:                                  Managed Assets
     a.                                                                                          RCFD
       Non-interest bearing deposits                                                             B913         454
     b.                                                                                          RCFD
       Interest-bearing deposits                                                                 B914       5,333
     c.                                                                                          RCFD
       U.S. Treasury and U.S. Government agency obligations                                      B915     485,909
     d.                                                                                          RCFD
       State, county and municipal obligations                                                   B916     760,766
     e.                                                                                          RCFD
       Money market mutual funds                                                                 B917          84
     f.                                                                                          CFD
       Other short-term obligations                                                              B918         499
     g.                                                                                          RCFD
       Other notes and bonds                                                                     B919     117,369
     h.                                                                                          RCFD
       Common and preferred stocks                                                               B920   4,472,264
     i.                                                                                          RCFD
       Real estate mortgages                                                                     B921       4,279
     j.                                                                                          RCFD
       Real estate                                                                               B922     100,419
     k.                                                                                          RCFD
       Miscellaneous assets                                                                      B923      87,490
     l.Total managed assets held in personal trust and agency accounts (sum of Memorandum        RCFD
       items 1.a through 1.k) (must equal Schedule RC-T, item 4, column A)                       B868   6,034,866

                                                                                               (COLUMN B)
                                                                                (COLUMN A)      PRINCIPAL
                                                                                  NUMBER         AMOUNT
                                                  Dollar Amounts in Thousands   OF ISSUES      OUTSTANDING
  2.Corporate trust and agency accounts:
     a.                                                                         RCFD             RCFD    541,999,161
       Corporate and municipal trusteeships                                     B927     51,806  B928
     b.                                                                         RCFD
       Transfer agent, registrar, paying agent, and other corporate agency      B929      3,598

                                                                                (COLUMN A)     (COLUMN B)
                                                                                NUMBER OF     MARKET VALUE OF
                                                  Dollar Amounts in Thousands     FUNDS         FUND ASSET
  3.Collective investment funds and common trust funds:
     a.                                                                         RCFD             RCFD
       Domestic equity                                                          B931         1   B932         342
     b.                                                                         RCFD             RCFD
       International/Global equity                                              B933         0   B934           0
     c.                                                                         RCFD             RCFD
       Stock/Bond blend                                                         B935         2   B936      14,433
     d.                                                                         RCFD             RCFD
       Taxable bond                                                             B937         2   B938     858,415
     e.                                                                         RCFD             RCFD
       Municipal bond                                                           B939         0   B940           0
     f.                                                                         RCFD             RCFD
       Short term investments/Money market                                      B941         0   B942           0
     g.                                                                         RCFD             RCFD
       Specialty/Other                                                          B943         0   B944           0
     h.Total collective investment funds (sum of Memorandum items 3.a through   RCFD             RCFD
       3.g)                                                                     B945         5   B946     873,190

LOANS TO EXECUTIVE OFFICERS (Complete as of each Call Report Date)
The following information is required by Public Laws 90-44 and 102-242, but does not constitute a part of the Report of Condition. With each Report of Condition, these Laws require all banks to furnish a report of all loans or other extensions of credit to their executive officers made since the date of the previous Report of Condition. Data regarding individual loans or other extensions of credit are not required. If no such loans or other extensions of credit were made during the period, insert "none" against subitem (a). (Exclude the first $15,000 of indebtedness of each executive officer under bank credit card plan.) See Sections 215.2 and 215.3 of Title 12 of the Code of Federal Regulations (Federal Reserve Board Regulation O) for the definitions of "executive officer" and "extension of credit," respectively. Exclude loans and other extensions of credit to directors and principal shareholders who are not executive officers.

a. Number of loans made to executive officers since the previous Call Report
   date                                                                                  RCFD 3561               0
b. Total dollar amount of above loans (in thousands of dollars)                          RCFD 3562               0

c. Range of interest charged on above loans (example: 9 3/4%
   = 9.75)                                                                      RCFD 7701                RCFD 7702

                                                                                   0.00 %                   0.00 %

               Optional Narrative Statement Concerning the Amounts

                 Reported in the Reports of Condition and Income

The management of the reporting bank may, if it wishes, submit a brief narrative statement on the amounts reported in the Reports of Condition and Income. This optional statement will be made available to the public, along with the publicly available data in the Reports of Condition and Income, in response to any request for individual bank report data. However, the information reported in Schedule RC-T, items 12 through 23 and Memorandum item 4, is regarded as confidential and will not be released to the public. BANKS CHOOSING TO SUBMIT THE NARRATIVE STATEMENT SHOULD ENSURE THAT THE STATEMENT DOES NOT CONTAIN THE NAMES OR OTHER IDENTIFICATIONS OF INDIVIDUAL BANK CUSTOMERS, REFERENCES TO THE AMOUNTS REPORTED IN THE CONFIDENTIAL ITEMS IN SCHEDULE RC-T, OR ANY OTHER INFORMATION THAT THEY ARE NOT WILLING TO HAVE MADE PUBLIC OR THAT WOULD COMPROMISE THE PRIVACY OF THEIR CUSTOMERS. Banks choosing not to make a statement may check the "No comment" box below and should make no entries of any kind in the space provided for the narrative statement; i.e., DO NOT enter in this space such phrases as "No statement," "Not applicable," "N/A," "No comment," and "None." The optional statement must be entered on this sheet. The statement should not exceed 100 words. Further, regardless of the number of words, the statement must not exceed 750 characters, including punctuation, indentation, and standard spacing between words and sentences. If any submission should exceed 750 characters, as defined, it will be truncated at 750 characters with no notice to the submitting bank and the truncated statement will appear as the bank's statement both on agency computerized records and in computer-file releases to the public.

All information furnished by the bank in the narrative statement must be accurate and not misleading. Appropriate efforts shall be taken by the submitting bank to ensure the statement's accuracy. The statement must be signed, in the space provided below, by a senior officer of the bank who thereby attests to its accuracy.

If, subsequent to the original submission, material changes are submitted for the data reported in the Reports of Condition and Income, the existing narrative statement will be deleted from the files, and from disclosure; the bank, at its option, may replace it with a statement, under signature, appropriate to the amended data.

The optional narrative statement will appear in agency records and in release to the public exactly as submitted (or amended as described in the preceding paragraph) by the management of the bank (except for the truncation of statements exceeding the 750-character limit described above). THE STATEMENT WILL NOT BE EDITED OR SCREENED IN ANY WAY BY THE SUPERVISORY AGENCIES FOR ACCURACY OR RELEVANCE. DISCLOSURE OF THE STATEMENT SHALL NOT SIGNIFY THAT ANY FEDERAL SUPERVISORY AGENCY HAS VERIFIED OR CONFIRMED THE ACCURACY OF THE INFORMATION CONTAINED THEREIN. A STATEMENT TO THIS EFFECT WILL APPEAR ON ANY PUBLIC RELEASE OF THE OPTIONAL STATEMENT SUBMITTED BY THE MANAGEMENT OF THE REPORTING BANK.

BANK MANAGEMENT STATEMENT (please print or type clearly):